UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)
_Craig S. Tyle, One Franklin Parkway, San Mateo, CA	94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _2/29

Date of reporting period: 2/29/20

Item 1. Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended February 29, 2020, the U.S. economy continued to grow, but at a more moderate pace mainly due to concerns about trade. The U.S. Federal Reserve (Fed) lowered the federal funds rate by 0.25% at each of its July, September and October 2019 meetings, decreasing the rate from 2.50% to 1.75% by period-end, citing muted inflation pressures, some soft business indicators and the potential effects of global developments on the U.S. economy.

During the 12-month period, municipal bonds delivered positive total returns as investors were attracted to tax-free income in a declining interest-rate environment. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest-rate declines, increased employment and the relative strength of the U.S. economy.

After the reporting period, the Fed, in efforts to maintain U.S. economic strength amid risks posed by the novel coronavirus (COVID-19) outbreak, lowered the federal funds rate by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate to 0.25%, while initiating quantitative easing. U.S. equity markets continued to sell off during the remainder of March, given the economic slowdown caused by COVID-19, and municipal bond valuations modestly declined overall.

Franklin Tax-Free Trust's annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding tax-free income component. As you know, all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 29, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents
Annual Report
Municipal Bond Market Overview . . . . . . . . . . . . . . . . . . . . . .	3
Investment Strategy and Manager's Discussion . . . . . . . .	5
Franklin Alabama Tax-Free Income Fund . . . . . . . . . . . . . .	6
Franklin Florida Tax-Free Income Fund . . . . . . . . . . . . . . . .	12
Franklin Georgia Tax-Free Income Fund . . . . . . . . . . . . . . .	18
Franklin Kentucky Tax-Free Income Fund . . . . . . . . . . . . . .	24
Franklin Louisiana Tax-Free Income Fund . . . . . . . . . . . . .	30
Franklin Maryland Tax-Free Income Fund. . . . . . . . . . . . . .	36
Franklin Missouri Tax-Free Income Fund. . . . . . . . . . . . . . .	42
Franklin North Carolina Tax-Free Income Fund . . . . . . . .	48
Franklin Virginia Tax-Free Income Fund. . . . . . . . . . . . . . . .	54
Financial Highlights and Statements of Investments. . . .	60
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	140
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .	154
Report of Independent Registered
Public Accounting Firm. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	174
Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	175
Board Members and Officers . . . . . . . . . . . . . . . . . . . . . . . . . .	176
Shareholder Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	181

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Municipal Bond Market Overview

The financial markets experienced volatility during the 12 months ended February 29, 2020. Trade disputes, uncertainties about the prospects for global economic growth and speculations on major central banks' future policy decisions weighed on financial markets throughout the period. U.S. equities experienced heightened volatility, most notably in the final two weeks of the period, as fears grew about a global outbreak of the novel coronavirus (COVID-19), which contributed to a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns in 11 of the 12 months under review. Overall, municipal bonds outperformed U.S. equities, but underperformed the U.S. Treasury and corporate bond markets.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +9.46% total return for the 12-month period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +12.15% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +15.81% total return.1 All three of these fixed income sectors outperformed U.S. stocks, as measured by the Standard & Poor's® 500 Index, which posted a +8.19% total return for the period.1

Municipal bonds with long maturities generally outperformed municipal bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the long (22+ years) bond group, which posted a +14.00% total return for the period.1 Within investment- grade municipal bonds, lower-quality bonds posted stronger returns than their higher-quality counterparts. High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +14.40% total return, compared with a +9.46% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal issuance during the reporting period totaled approximately $438 billion, a 25% increase from total issuance for the preceding 12-month period.2 New issuance totaled approximately $68 billion during the first two months of calendar-year 2020, a 32% increase from the same period in 2019.2 Over the period, taxable municipal bond issuance increased as issuers took advantage of historically low interest rates to advance tax-exempt debt refundings. In calendar-year 2019, taxable issuance totaled approximately $70 billion, a 135% increase from 2018.2

The Investment Company Institute reported positive municipal bond mutual fund flows during each month over the 12-month period under review. During the period, total net inflows recorded a robust total of approximately

$97 billion.3 Calendar-year 2019 ended as one of the strongest years on record for positive net inflows into the municipal bond asset class as investor demand for tax-exempt income surged. Given the global economic uncertainty and municipal bonds' generally high credit quality and favorable tax treatment, we expect investor demand to remain healthy.

The U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate by 0.25%, three times over the period, at the July, September and October 2019 meetings. The target range for the federal funds rate was 1.50–1.75% at period-end. In its press release following the October decision, the Fed cited muted inflation pressures and global growth concerns as the primary catalysts for the decision. The Fed noted, however, that the labor market remained strong and economic activity rose at a moderate pace. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed was prepared to use its tools as appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

1.Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2.Source: The Bond Buyer, Thomson Reuters.

3.Source: Investment Company Institute. See

 www.franklintempletondatasources.com  for additional data provider information.

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FRANKL IN TAX-FREE TRUST

MUNICI PAL BOND MARK E T OVERVIEW

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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F R A N K L IN TA X - FREE TRUS T

Investment Strategy and Manager's Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to securities that produce high tax-free income, while balancing risk and return within each Fund's range of allowable investments. We do not purchase high-yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Manager's Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, when interest rates fall, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. This excess income supports higher distribution rates and reinvestment rates for those investors taking advantage of tax-free compounding. Our turnover increases when rates rise, as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

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Franklin Alabama Tax-Free Income Fund

This annual report for Franklin Alabama Tax-Free Income	Dividend Distributions*
Fund covers the fiscal year ended February 29, 2020.	3/1/19–2/29/20
Dividend per Share (cents)

Your Fund's Goal and Main Investments

	Class	Class		Advisor
Month	A	A1	Class C Class R6	Class

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and

preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments
AAA	7.88%
March	2.5500	2.6900	2.1800	2.8100	2.7800

April**	4.2000	4.3400	3.8300	4.4600	4.4300

May	2.5942	2.7312	2.2485	2.8614	2.8248

June	2.2818	2.4050	1.9613	2.5173	2.4905

July	2.7097	2.8589	2.3400	2.9894	2.9595

August	2.4269	2.5622	2.0841	2.6822	2.6545

September	2.5380	2.6810	2.1897	2.8010	2.7723

October	2.5540	2.6948	2.1994	2.8161	2.7904

November	2.3622	2.4949	2.0348	2.6074	2.5839
AA	76.76%	December	2.5758	2.7195	2.2132	2.8434	2.8174

A	3.66%	January	2.5429	2.6691	2.2270	2.7782	2.7552

BBB	4.03%	February	2.2007	2.3406	1.8851	2.4430	2.4235

Refunded	7.67%	Total	31.5362	33.1872	27.3931	34.6094	34.2820

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.85 on February 28, 2019, to $11.40 on February 29, 2020. The Fund's Class A shares paid dividends totaling 31.5362 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.23% based on an annualization of February's 2.2007 cents per share monthly dividend and the maximum offering price of $11.84 on February 29, 2020. An investor in the 2020 maximum

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.65 cent per share supplemental distribution

combined effective federal and Alabama personal income tax bracket of 45.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.11% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 65.

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State Update

During the 12 months under review, Alabama's economy grew, but the pace of growth slowed during much of the period and trailed the national average in the third quarter of 2019. The state's unemployment rate dropped from 3.5% in February 2019 to 2.7% at period-end, below the nation's 3.5% average.3 During Alabama's fiscal year (FY) 2019, which ended on September 30, 2019, tax collections contributing to the state's revenues exceeded those during FY 2018. Alabama's structurally balanced $8.6 billion budget included the state's largest Education Trust Fund budget since 2008. The state's FY 2020 budget enacted in May 2019 totaled approximately $9.3 billion. Alabama's net tax- supported debt was $877 per capita and 2.2% of personal income, compared with the $1,068 and 2.2% national medians, respectively.4 The independent credit rating agency Standard & Poor's (S&P) maintained the state's general obligations bonds' AA rating with a stable outlook.5 The AA rating reflected S&P's view of the state's strong financial management, budgetary controls and manageable debt profile, which have contributed to the state's improved finances and higher year-end cash balances over the past five fiscal years. Headwinds in S&P's view include the state's overall restrictive taxing structure, and below-average economic metrics and pension-obligation funding.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

F R A N K L IN ALABAMA TAX - FREE INCOME FUN D

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	30.39%

Tax-Supported	15.35%

Refunded**	14.45%

Higher Education	14.39%

General Obligation	11.70%

Hospital & Health Care	8.00%

Corporate-Backed	2.59%

Transportation	2.15%

Other Revenue	0.98%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund. See

 www.franklintempletondatasources.com  for additional data provider information.

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F R A N K L IN ALABAMA TAX - FREE INCOME FUN D

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.08%	+4.03%

5-Year	+16.01%	+2.23%

10-Year	+46.38%	+3.49%

Advisor5
1-Year	+8.36%	+8.36%

5-Year	+16.59%	+3.12%

10-Year	+47.11%	+3.94%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate6	Distribution Rate7	30-Day Standardized Yield8	30-Day Standardized Yield7
A	2.23%	4.11%	0.67%	1.24%

Advisor	2.55%	4.70%	0.93%	1.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKL IN ALABAMA TAX-FREE INCOME FUN D

PERFORMANCE SUM M A RY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000					$15,538

$14,000					$14,089
$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Alabama		Bloomberg Barclays		Consumer Price Index10
Tax-Free Income Fund		Municipal Bond Index9
Advisor Class (3/1/10–2/29/20)
$16,000					$15,538

					$14,711
$14,000
$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Alabama		Bloomberg Barclays		Consumer Price Index10
Tax-Free Income Fund		Municipal Bond Index9

See page 10 for Performance Summary footnotes.

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FRANKL IN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUM M A RY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.315362

A1	$0.331872

C	$0.273931

R6	$0.346094

Advisor	$0.342820

Total Annual Operating Expenses11
Share Class

A	0.91%

Advisor	0.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

7.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Alabama personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

9.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

10.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

11.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See  www.franklintempletondatasources.com  for additional data provider information.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

					Expenses	Net
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	Period 9/1/19-2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,025.80	$4.58	$1,020.34	$4.57	0.91%
A1	$1,000	$1,025.70	$3.83	$1,021.08	$3.82	0.76%
C	$1,000	$1,023.70	$6.59	$1,018.35	$6.57	1.31%
R6	$1,000	$1,027.30	$3.18	$1,021.73	$3.17	0.63%
Advisor	$1,000	$1,027.10	$3.33	$1,021.58	$3.32	0.66%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	11

Franklin Florida Tax-Free Income Fund

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	9.17%

AA	31.54%

A	35.72%

BBB	9.55%

Below Investment Grade	1.32%

Refunded	11.94%

Not Rated	0.76%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	3.0100	3.1400	2.6500	3.2500	3.2200

April**	4.1500	4.2800	3.7900	4.3900	4.3600

May	2.9588	3.0906	2.6550	3.2239	3.1878

June	2.6384	2.7581	2.3580	2.8760	2.8468

July	3.0826	3.2229	2.7544	3.3601	3.3264

August	2.7300	2.8597	2.4284	2.9855	2.9546

September	2.8255	2.9613	2.5179	3.0874	3.0577

October	2.7901	2.9255	2.4781	3.0514	3.0234

November	2.6239	2.7506	2.3191	2.8683	2.8420

December	2.8551	2.9922	2.5529	3.1254	3.0925

January	2.7757	2.9085	2.4645	3.0392	3.0066

February	2.4534	2.5786	2.1710	2.6995	2.6661

Total	34.8935	36.4680	31.1393	37.9567	37.5839

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.14 cent per share supplemental distribution.

annualization of February's 2.4534 cents per share monthly dividend and the maximum offering price of $11.25 on February 29, 2020. An investor in the 2020 maximum federal income tax bracket of 37.00% (plus 3.80% Medicare tax) would need to earn a distribution rate of 4.43% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.44 on February 28, 2019, to $10.83 on February 29, 2020. The Fund's Class A shares paid dividends totaling 34.8935 cents per share for the same period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.62% based on an

Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 73.

12	Annual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Florida's economy continued to grow but more slowly, similar to the national economy. The state economy benefited from employment and population growth, helped by tourism and in-migration. Florida's unemployment rate dropped from 3.4% in February 2019 to 2.8% at period-end, below the nation's 3.5% average.3 The state's net general revenue collections in fiscal year (FY) 2019, which ended June 30, 2019, rose strongly compared to FY 2018, partly a reflection of broad-based economic growth including tourism- and construction-related sales tax collections and corporate income tax collections. Appropriations under Florida's adopted fiscal year (FY) 2020 budget rose modestly with increases for Everglades restoration and water resources, education and tax relief. The state's net tax-supported debt was $812 per capita and 1.7% of personal income, below the $1,068 and 2.2% national medians, respectively.4 During the period, independent credit rating agency Standard & Poor's (S&P) maintained the state's general obligations bonds' AAA rating with a stable outlook.5 The rating reflected in part S&P's view of the state's strong employment, population and revenue growth and reserves, relatively well-funded pensions and moderate debt. The outlook also reflected S&P's assessment of Florida's strong economic growth and expectation the state would maintain structural budget balance.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Hospital & Health Care	25.25%

Transportation	21.49%

Utilities	16.10%

Refunded**	14.31%

General Obligation	8.96%

Tax-Supported	7.80%

Higher Education	3.32%

Other Revenue	1.65%

Housing	1.12%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	13

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+7.18%	+3.16%

5-Year	+14.51%	+1.96%

10-Year	+42.03%	+3.18%

Advisor5
1-Year	+7.44%	+7.44%

5-Year	+15.37%	+2.90%

10-Year	+43.09%	+3.65%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate6	Distribution Rate7	30-Day Standardized Yield8	30-Day Standardized Yield7
A	2.62%	4.43%	0.81%	1.37%

Advisor	2.95%	4.98%	1.09%	1.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

14	Annual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$13,671

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Florida		Bloomberg Barclays	Consumer Price Index10

	Tax-Free Income Fund		Municipal Bond Index9

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,309

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Florida		Bloomberg Barclays	Consumer Price Index10

	Tax-Free Income Fund		Municipal Bond Index9

See page 16 for Performance Summary footnotes.

franklintempleton.com	Annual Report	15

FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.348935

A1	$0.364680

C	$0.311393

R6	$0.379567

Advisor	$0.375839

Total Annual Operating Expenses11
Share Class

A	0.85%

Advisor	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

7.Taxable equivalent distribution rate and yield assume the 2020 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

8.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

9.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

10.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

11.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

16	Annual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,020.10	$4.22	$1,020.69	$4.22	0.84%
A1	$1,000	$1,020.80	$3.47	$1,021.43	$3.47	0.69%
C	$1,000	$1,017.90	$6.22	$1,018.70	$6.22	1.24%
R6	$1,000	$1,021.50	$2.81	$1,022.08	$2.82	0.56%
Advisor	$1,000	$1,021.30	$2.97	$1,021.93	$2.97	0.59%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements,for Class.

franklintempleton.com	Annual Report	17

Franklin Georgia Tax-Free Income Fund

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	9.60%

AA	66.52%

A	11.77%

BBB	4.13%

Below Investment Grade	0.85%

Refunded	6.49%

Not Rated	0.64%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.9700	3.1200	2.5800	3.2500	3.2100

April**	4.7400	4.8900	4.3500	5.0200	4.9800

May	2.9705	3.1200	2.6110	3.2627	3.2212

June	2.6162	2.7514	2.2831	2.8784	2.8437

July	3.0165	3.1764	2.6281	3.3244	3.2878

August	2.6826	2.8299	2.3246	2.9665	2.9294

September	2.7502	2.9069	2.3882	3.0547	3.0074

October	2.7021	2.8550	2.3311	3.0042	2.9580

November	2.4707	2.6155	2.1275	2.7543	2.7113

December	2.7415	2.8974	2.3617	3.0409	3.0025

January	2.5801	2.7321	2.2082	2.8707	2.8346

February	2.2919	2.4447	1.9651	2.5370	2.5355

Total	34.5323	36.3393	30.1586	37.9638	37.5214

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.77 cent per share supplemental distribution.

dividend and the maximum offering price of $12.66 on February 29, 2020. An investor in the 2020 maximum combined effective federal and Georgia personal income tax bracket of 46.30% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.04% from a taxable investment to match the Fund's Class A tax-free distribution

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.59 on February 28, 2019, to $12.19 on February 29, 2020. The Fund's Class A shares paid dividends totaling 34.5323 cents per share for the same period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.17% based on an annualization of February's 2.2919 cents per share monthly rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 82.

18	Annual Report	franklintempleton.com

FRANKLIN GEORGIA TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Georgia's diversified economy grew at a healthy pace, attracting businesses and jobs. Growing sectors during much of the period included information and professional, scientific and technical services. The state's real estate, rental and leasing sector also performed well early in the period. The state's unemployment rate dropped from 3.7% in February 2019 to 3.1% at period-end, below the nation's 3.5% average.3 The state closed fiscal year (FY) 2019 on June 30 with higher-than-expected revenues. The budget adopted for FY 2019 assumed growth of net revenues above the previous year's amended budget. The state's FY 2020 budget boosts spending for K-12 education with pay hikes for teachers and increases in public health care funding. The state's net tax-supported debt was $996 per capita and 2.3% of personal income, compared with the $1,068 and 2.2% national medians, respectively.4 During the period under review, independent credit rating agency Standard & Poor's (S&P) maintained the state's general obligations bonds' AAA rating with a stable outlook.5 The rating reflected S&P's view of the state's broad-based economic growth that outpaces the nation, strong financial monitoring, history of budget adjustments, growth in its revenue shortfall reserve, moderate debt and proactive management of long-term liabilities.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conser- vative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	23.18%

Hospital & Health Care	18.74%

General Obligation	16.02%

Subject to Government Appropriations	11.74%

Higher Education	7.26%

Refunded**	6.75%

Tax-Supported	6.37%

Housing	5.25%

Transportation	4.69%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	19

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.27%	+4.21%

5-Year	+15.39%	+2.12%

10-Year	+46.44%	+3.49%

Advisor5
1-Year	+8.63%	+8.63%

5-Year	+16.16%	+3.04%

10-Year	+47.36%	+3.95%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate6	Distribution Rate7	30-Day Standardized Yield8	30-Day Standardized Yield7
A	2.17%	4.04%	0.79%	1.47%

Advisor	2.49%	4.64%	1.05%	1.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

20	Annual Report	franklintempleton.com

FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$14,095
$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Georgia		Bloomberg Barclays	Consumer Price Index10

	Tax-Free Income Fund		Municipal Bond Index9

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,736

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Georgia		Bloomberg Barclays	Consumer Price Index10

	Tax-Free Income Fund		Municipal Bond Index9

See page 22 for Performance Summary footnotes.

franklintempleton.com	Annual Report	21

FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.345323

A1	$0.363393

C	$0.301586

R6	$0.379638

Advisor	$0.375214

Total Annual Operating Expenses11
Share Class

A	0.87%

Advisor	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

7.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Georgia personal income tax rate of 46.30%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

9.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

10.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

11.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

22	Annual Report	franklintempleton.com

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,026.50	$4.33	$1,020.59	$4.32	0.86%
A1	$1,000	$1,027.30	$3.58	$1,021.33	$3.57	0.71%
C	$1,000	$1,024.30	$6.34	$1,018.60	$6.32	1.26%
R6	$1,000	$1,028.00	$2.87	$1,022.03	$2.87	0.57%
Advisor	$1,000	$1,027.80	$3.08	$1,021.83	$3.07	0.61%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	23

Franklin Kentucky Tax-Free Income Fund

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	4.65%

AA	43.36%

A	29.78%

BBB	16.44%

Refunded	5.77%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.76 on February 28, 2019, to $11.24 on February 29, 2020. The Fund's Class A shares paid dividends totaling 30.8501 cents per share for the same period.2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.05% based on an annualization of February's 2.0000 cents per share monthly dividend and the maximum offering price of $11.68 on February 29, 2020. An investor in the 2020 maximum

Dividend Distributions* 3/1/19–2/29/20

	Dividend per Share (cents)
	Class	Class		Advisor
Month	A	A1	Class R6	Class

March	2.6600	2.7900	2.9100	2.8800

April**	4.3900	4.5200	4.6400	4.6100
May	2.6043	2.7403	2.8708	2.8338

June	2.3067	2.4305	2.5460	2.5159

July	2.6777	2.8234	2.9583	2.9235

August	2.3498	2.4839	2.6077	2.5758

September	2.4176	2.5588	2.6832	2.6520

October	2.4483	2.5877	2.7130	2.6830

November	2.2842	2.4154	2.5319	2.5039

December	2.4348	2.5764	2.7053	2.6729

January	2.2767	2.4150	2.5406	2.5096

February	2.0000	2.1338	2.2509	2.2186

Total	30.8501	32.4752	33.9577	33.5790

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.73 cent per share supplemental distribution.

combined effective federal and Kentucky personal income tax bracket of 45.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.78% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 90.

24	Annual Report	franklintempleton.com

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Commonwealth Update

During the 12 months under review, Kentucky's economic growth steadily improved but remained notably below the nation's. Challenges that hindered Kentucky's economy include low population and income growth, low education levels and risks related to manufacturing. Kentucky's unemployment rate started the period at 4.2% in February 2019 and ended the period unchanged, remaining above the nation's 3.5% average.3 Kentucky's fiscal year (FY) 2019 general fund collections reached a record high. The commonwealth's adopted FY 2019–2020 biennium budget funded all required pension contributions for the first time in over a decade and increased other plan contributions and education funding. Kentucky cut most other expenditures while expanding sales taxes and simplifying income taxes. Kentucky's net tax-supported debt was $1,932 per capita and 4.8% of personal income, above the $1,068 and 2.2% national medians, respectively.4 During the period, independent credit rating agency Standard & Poor's (S&P) maintained the commonwealth's issuer credit A rating with a stable outlook.5 The rating reflected S&P's view of Kentucky's weak demographic profile, expenditure cuts, low reserves, moderately high debt and large unfunded pension liability. The outlook reflected Kentucky's increased contributions to its pension plans, a biennium budget that fully funds its required plan contributions, and Kentucky's better-than expected operating results.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	26.85%

Subject to Government Appropriations	23.42%

Higher Education	21.41%

Hospital & Health Care	12.79%

Refunded**	10.42%

Housing	2.98%

Tax-Supported	2.13%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	25

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+7.43%	+3.40%

5-Year	+14.99%	+2.05%

10-Year	+44.15%	+3.33%

Advisor5
1-Year	+7.70%	+7.70%

5-Year	+15.56%	+2.93%

10-Year	+44.87%	+3.78%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate6	Distribution Rate7	30-Day Standardized Yield8	30-Day Standardized Yield7
A	2.05%	3.78%	0.82%	1.51%

Advisor	2.37%	4.37%	1.10%	2.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

26	Annual Report	franklintempleton.com

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,875
$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Kentucky		Bloomberg Barclays	Consumer Price Index10

	Tax-Free Income Fund		Municipal Bond Index9

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,487

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Kentucky		Bloomberg Barclays	Consumer Price Index10

	Tax-Free Income Fund		Municipal Bond Index9
franklintempleton.com	Annual Report	27

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.308501

A1	$0.324752

R6	$0.339577

Advisor	$0.335790

Total Annual Operating Expenses11
Share Class

A	0.96%

Advisor	0.71%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

7.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Kentucky personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

9.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

10.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

11.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

28	Annual Report	franklintempleton.com

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value." You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50

=$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,022.60	$4.83	$1,020.09	$4.82	0.96%
A1	$1,000	$1,023.40	$4.07	$1,020.84	$4.07	0.81%
R6	$1,000	$1,024.10	$3.42	$1,021.48	$3.42	0.68%
Advisor	$1,000	$1,023.90	$3.57	$1,021.33	$3.57	0.71%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	29

Franklin Louisiana Tax-Free Income Fund

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	0.83%

AA	42.14%

A	39.63%

BBB	2.58%

Below Investment Grade	1.30%

Refunded	13.52%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.93 on February 28, 2019, to $11.55 on February 29, 2020. The Fund's Class A shares paid dividends totaling 31.6377 cents per share for the same period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.19% based on an annualization of February's 2.1885 cents per share monthly dividend and the maximum offering price of $12.00 on

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.7500	2.8900	2.3800	3.0100	2.9800

April**	3.8700	4.0100	3.5000	4.1300	4.1000

May	2.6590	2.7992	2.3179	2.9293	2.8950

June	2.3625	2.4883	2.0453	2.6026	2.5759

July	2.7654	2.9187	2.4020	3.0520	3.0214

August	2.4604	2.5986	2.1216	2.7213	2.6931

September	2.5496	2.6961	2.2050	2.8222	2.7916

October	2.5310	2.6763	2.1806	2.8031	2.7742

November	2.3608	2.4967	2.0378	2.6145	2.5875

December	2.6156	2.7620	2.2580	2.8945	2.8619

January	2.5249	2.6676	2.1751	2.7969	2.7650

February	2.1885	2.3238	1.8700	2.4465	2.4124

Total	31.6377	33.3273	27.4933	34.8229	34.4580

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.12 cent per share supplemental distribution.

February 29, 2020. An investor in the 2020 maximum combined effective federal and Louisiana personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.12% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 98.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Over the 12 months under review, Louisiana's economy grew and its financial picture improved given more stable energy prices, although slow population growth, high poverty and low per-capita personal income compared to national averages constrained the state's economy. Louisiana's unemployment rate rose from 4.6% in February 2019 to 5.2% at period-end, remaining above the nation's 3.5% average.3 Louisiana's budget for its fiscal year (FY) 2019 that ended June 30, 2019, was balanced primarily through a higher revenue forecast. The state's FY 2019-2020 budget highlighted full funding for the Taylor Opportunity Program for Students, increased program spending, and pay hikes for school staff. The state's net tax-supported debt was $1,523 per capita and 3.5% of personal income, which was above the $1,068 and 2.2% national medians, respectively.4 Independent credit rating agency Moody's Investor Service (Moody's) maintained the state's general obligations bonds' Aa3 rating but revised its outlook from stable to positive.5 The rating reflected Moody's view of the state's large and diverse tax base, moderate debt and pension burden, and governance practices, which are somewhat offset by supermajority requirements for tax increases. The rating accounted for the state's vulnerability to energy sector volatility and its below-average socioeconomic profile.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Tax-Supported	18.64%

Hospital & Health Care	15.50%

Refunded**	14.25%

Utilities	13.28%

Higher Education	12.42%

Transportation	10.99%

General Obligation	7.29%

Subject to Government Appropriations	5.30%

Other Revenue	1.82%

Housing	0.51%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.68%	+4.60%

5-Year	+17.25%	+2.45%

10-Year	+47.34%	+3.56%

Advisor5
1-Year	+8.95%	+8.95%

5-Year	+17.94%	+3.36%

10-Year	+48.20%	+4.01%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate6	Distribution Rate7	30-Day Standardized Yield8	30-Day Standardized Yield7
A	2.19%	4.12%	0.80%	1.50%

Advisor	2.51%	4.72%	1.08%	2.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 34 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$14,182

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Louisiana		Bloomberg Barclays	Consumer Price Index10

	Tax-Free Income Fund		Municipal Bond Index9

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,820

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Louisiana		Bloomberg Barclays	Consumer Price Index10

	Tax-Free Income Fund		Municipal Bond Index9

See page 34 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.316377

A1	$0.333273

C	$0.274933

R6	$0.348229

Advisor	$0.344580

Total Annual Operating Expenses11
Share Class

A	0.88%

Advisor	0.63%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

7.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Louisiana personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

9.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

10.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

11.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

34	Annual Report	franklintempleton.com

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,026.40	$4.33	$1,020.59	$4.32	0.86%
A1	$1,000	$1,027.20	$3.58	$1,021.33	$3.57	0.71%
C	$1,000	$1,024.20	$6.34	$1,018.60	$6.32	1.26%
R6	$1,000	$1,027.90	$2.92	$1,021.98	$2.92	0.58%
Advisor	$1,000	$1,027.70	$3.08	$1,021.83	$3.07	0.61%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	35

Franklin Maryland Tax-Free Income Fund

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	18.97%

AA	37.63%

A	25.84%

BBB	8.84%

Below Investment Grade	1.89%

Refunded	4.03%

Not Rated	2.80%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.7700	2.9100	2.4000	3.0400	3.0000

April**	4.5700	4.7100	4.2000	4.8400	4.8000

May	2.6559	2.7964	2.3316	2.9374	2.8929

June	2.3677	2.4942	2.0649	2.6201	2.5823

July	2.4880	2.6382	2.1337	2.7852	2.7414

August	2.2726	2.4109	1.9462	2.5458	2.5055

September	2.3863	2.5317	2.0545	2.6698	2.6287

October	2.4130	2.5576	2.0778	2.6972	2.6558

November	2.2811	2.4157	1.9700	2.5452	2.5065

December	2.5377	2.6824	2.1979	2.8289	2.7843

January	2.4714	2.6151	2.1374	2.7553	2.7116

February	2.1847	2.3191	1.8818	2.4514	2.4086

Total	31.3984	33.0813	27.3958	34.7163	34.2176

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.80 cent per share supplemental distribution.

dividend and the maximum offering price of $11.79 on February 29, 2020. An investor in the 2020 maximum combined effective federal and Maryland personal income tax bracket of 49.75% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.42% from a taxable investment to match the Fund's Class A tax-free distribution

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.80 on February 28, 2019, to $11.35 on February 29, 2020. The Fund's Class A shares paid dividends totaling 31.3984 cents per share for the same period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.22% based on an annualization of February's 2.1847 cents per share monthly rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 107.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Maryland's economy grew slowly. Despite its strong wealth and income indicators, proximity to Washington, D.C., and job growth in the professional, business, education and health services sectors, constrained federal spending and lower federal employment have challenged economic growth. The state's unemployment rate dropped from 3.7% in February 2019 to 3.3% at period-end, below the nation's 3.5% average.3 The state concluded its fiscal year (FY) 2019 with a general fund surplus largely as a result of increased collections of personal income tax receipts. The state's adopted and larger FY 2020 budget is structurally balanced and prioritizes education, public health and human services. The governor's FY 2021 budget proposal is balanced and maintains key spending priorities. The state's net tax-supported debt was $2,343 per capita and 3.8% of personal income, above the $1,068 and 2.2% national medians, respectively.4 During the period, independent credit rating agency Standard & Poor's (S&P) maintained the state's general obligations bonds' AAA rating with a stable outlook.5 The rating reflected S&P's view of Maryland's slow-growing economy, long history of proactive financial and budget management, and well-developed debt-management practices. S&P's outlook reflects the state's focus on structural budget alignment and maintenance of healthy reserves.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Hospital & Health Care	22.71%

Utilities	18.46%

Housing	14.04%

General Obligation	12.61%

Higher Education	11.78%

Transportation	7.45%

Other Revenue	5.24%

Refunded**	4.34%

Subject to Government Appropriations	3.37%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.11%	+4.05%

5-Year	+15.62%	+2.16%

10-Year	+42.86%	+3.24%

Advisor
1-Year	+8.47%	+8.47%

5-Year	+16.57%	+3.11%

10-Year	+44.85%	+3.77%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.22%	4.42%	0.92%	1.83%

Advisor	2.54%	5.05%	1.19%	2.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 40 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000	$15,538

$14,000	$13,750

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Maryland		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,485

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Maryland		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 40 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.313984

A1	$0.330813

C	$0.273958

R6	$0.347163

Advisor	$0.342176

Total Annual Operating Expenses10
Share Class

A	0.88%

Advisor	0.63%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Maryland state and local personal income tax rate of 49.75%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,024.60	$4.38	$1,020.54	$4.37	0.87%
A1	$1,000	$1,025.40	$3.63	$1,021.28	$3.62	0.72%
C	$1,000	$1,023.20	$6.39	$1,018.55	$6.37	1.27%
R6	$1,000	$1,026.10	$2.92	$1,021.98	$2.92	0.58%
Advisor	$1,000	$1,025.90	$3.12	$1,021.78	$3.12	0.62%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	41

Franklin Missouri Tax-Free Income Fund

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	9.88%

AA	47.98%

A	23.13%

BBB	8.95%

Below Investment Grade	3.53%

Refunded	6.34%

Not Rated	0.19%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.8400	2.9900	2.4600	3.1200	3.0800

April**	4.1500	4.3000	3.7700	4.4300	4.3900
May	2.7737	2.9206	2.4006	3.0601	3.0216

June	2.4805	2.5777	2.0806	2.7004	2.6702

July	2.8173	2.9749	2.4172	3.1172	3.0825

August	2.5254	2.6699	2.1565	2.8013	2.7693

September	2.5755	2.7279	2.1989	2.8588	2.8289

October	2.4644	2.6155	2.0824	2.7471	2.7180

November	2.3085	2.4493	1.9528	2.5720	2.5384

December	2.5924	2.7453	2.2012	2.8802	2.8444

January	2.5462	2.6956	2.1646	2.8260	2.7982

February	2.1598	2.3040	1.8157	2.4264	2.3937

Total	32.2337	33.9707	27.7005	35.5395	35.1352

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.31 cent per share supplemental distribution.

dividend and the maximum offering price of $12.56 on February 29, 2020. An investor in the 2020 maximum combined effective federal and Missouri personal income tax bracket of 46.20% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.83% from a taxable investment to match the Fund's Class A tax-free distribution

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.47 on February 28, 2019, to $12.09 on February 29, 2020. The Fund's Class A shares paid dividends totaling 32.2337 cents per share for the same period.2 The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.06% based on an annualization of February's 2.1598 cents per share monthly rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 115.

42	Annual Report	franklintempleton.com

FRANKLIN MISSOURI TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Missouri's diverse economy improved, exceeding the national average in 2019's third quarter. The professional and business services sector was among the largest growth contributors during much of the period, and the information sector grew. The state's unemployment rate rose from 3.2% in February 2019 to

3.5% at period-end, matching the nation's 3.5% average.3 The state concluded fiscal year (FY) 2019 on June 30, 2019, with lower-than-expected revenue growth due to income tax cuts triggered by strong revenue in FY 2018. General revenue is growing so far in FY 2020. The governor's proposed FY 2021 budget creates a cash-operating expense fund that would be credit positive. The state's net tax-supported debt was $487 per capita and 1.1% of personal income, below the $1,068 and 2.2% national medians, respectively.4 During the period, independent credit rating agency Moody's Investor Service (Moody's) maintained the state's general obligation bonds' Aaa rating with a stable outlook.5 Moody's rating reflected its view of the state's history of solid reserves, sound fiscal management, conservative fiscal policies, below-average debt and pension burden, industrial diversity and low business costs. Moody's view noted weak demographics, a tight labor market and limited ability to increase revenue.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conser- vative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	28.99%

Hospital & Health Care	20.54%

General Obligation	15.25%

Transportation	8.97%

Higher Education	7.41%

Tax-Supported	6.71%

Refunded**	6.34%

Subject to Government Appropriations	4.15%

Corporate-Backed	1.07%

Housing	0.57%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	43

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.32%	+4.26%

5-Year	+16.30%	+2.28%

10-Year	+44.18%	+3.33%

Advisor
1-Year	+8.59%	+8.59%

5-Year	+17.05%	+3.20%

10-Year	+45.94%	+3.85%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.06%	3.83%	0.91%	1.69%

Advisor	2.38%	4.42%	1.19%	2.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 46 for Performance Summary footnotes.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,877
$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Missouri		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,594

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Missouri		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 46 for Performance Summary footnotes.

franklintempleton.com	Annual Report	45

FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.322337

A1	$0.339707

C	$0.277005

R6	$0.355395

Advisor	$0.351352

Total Annual Operating Expenses10
Share Class

A	0.84%

Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Missouri personal income tax rate of 46.20%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

46	Annual Report	franklintempleton.com

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,025.10	$4.08	$1,020.84	$4.07	0.81%
A1	$1,000	$1,026.70	$3.33	$1,021.58	$3.32	0.66%
C	$1,000	$1,023.00	$6.09	$1,018.85	$6.07	1.21%
R6	$1,000	$1,027.40	$2.67	$1,022.23	$2.66	0.53%
Advisor	$1,000	$1,026.40	$2.82	$1,022.08	$2.82	0.56%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements,for Class R6.

franklintempleton.com	Annual Report	47

Franklin North Carolina Tax-Free Income Fund

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	23.42%

AA	60.37%

A	7.50%

BBB	2.64%

Below Investment Grade	0.96%

Refunded	5.11%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.30 on February 28, 2019, to $11.84 on February 29, 2020. The Fund's Class A shares paid dividends totaling 29.7844 cents per share for the same period.2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.97% based on an annualization of February's 2.0212 cents per share monthly

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.6200	2.7700	2.2400	2.8900	2.8600

April**	3.5700	3.7200	3.1900	3.8400	3.8100

May	2.5618	2.7069	2.2078	2.8362	2.8046

June	2.1938	2.3259	1.8661	2.4416	2.4151

July	2.6014	2.7569	2.2197	2.8924	2.8614

August	2.3676	2.5089	2.0101	2.6335	2.6051

September	2.4444	2.5877	2.0796	2.7148	2.6860

October	2.3738	2.5223	2.0089	2.6497	2.6218

November	2.2381	2.3776	1.9017	2.4965	2.4703

December	2.4830	2.6341	2.1117	2.7664	2.7356

January	2.3093	2.4567	1.9452	2.5862	2.5559

February	2.0212	2.1593	1.6903	2.2778	2.2491

Total	29.7844	31.5263	25.4711	33.0251	32.6749

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.95 cent per share supplemental distribution.

dividend and the maximum offering price of $12.30 on February 29, 2020. An investor in the 2020 maximum combined effective federal and North Carolina personal income tax bracket of 46.05% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.65% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 126.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, North Carolina's diverse economy grew, given strong employment and population growth helped by a favorable climate, affordable housing and in-migration. The professional and business services sector was among the largest growth contributors during much of the period. The state's unemployment rate dropped from 4.1% in February 2019 to 3.6% at period-end, above the nation's 3.5% average.3 North Carolina ended its fiscal year (FY) 2019 on June 30, 2019, with higher-than-expected revenues. The year was one of the state's strongest in terms of personal and corporate income tax and sales tax collections. The 2019-2021 biennial budget is still under review, while the state operates under the FY 2019 budget. The state's net tax-supported debt was $531 per capita and 1.2% of personal income, below the $1,068 and 2.2% national medians, respectively.4 During the period, independent credit rating agency Standard & Poor's (S&P) maintained the state's general obligations bonds' AAA rating with a stable outlook.5 The rating reflected S&P's view of the state's strong economic growth that is expected to surpass the nation's and is helped by a diverse economic base. Other positive factors include the state's prudent fiscal management, low-to-moderate debt, well-funded pension system and progress addressing other post-employment benefits.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conser- vative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Higher Education	21.66%

Hospital & Health Care	19.64%

Refunded**	18.82%

Utilities	14.40%

Transportation	10.64%

General Obligation	7.80%

Housing	4.73%

Subject to Government Appropriations	2.01%

Corporate-Backed	0.30%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+7.50%	+3.47%

5-Year	+14.02%	+1.88%

10-Year	+38.23%	+2.90%

Advisor
1-Year	+7.77%	+7.77%

5-Year	+14.87%	+2.81%

10-Year	+39.95%	+3.42%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	1.97%	3.65%	0.70%	1.30%

Advisor	2.28%	4.23%	0.96%	1.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 52 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$13,305

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin North Carolina		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,995
$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin North Carolina		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 52 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.297844

A1	$0.315263

C	$0.254711

R6	$0.330251

Advisor	$0.326749

Total Annual Operating Expenses10
Share Class

A	0.83%

Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and North Carolina personal income tax rate of 46.05%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,020.60	$4.12	$1,020.79	$4.12	0.82%
A1	$1,000	$1,022.20	$3.37	$1,021.53	$3.37	0.67%
C	$1,000	$1,019.30	$6.13	$1,018.80	$6.12	1.22%
R6	$1,000	$1,022.90	$2.72	$1,022.18	$2.72	0.54%
Advisor	$1,000	$1,022.70	$2.87	$1,022.03	$2.87	0.57%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	53

Franklin Virginia Tax-Free Income Fund

This annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	23.75%

AA	55.01%

A	4.71%

BBB	4.85%

Below Investment Grade	1.70%

Refunded	9.18%

Not Rated	0.80%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.6900	2.8300	2.3200	2.9500	2.9200

April**	3.9600	4.1000	3.5900	4.2200	4.1900

May	2.5862	2.7263	2.2497	2.8564	2.8225

June	2.1900	2.3237	1.8838	2.4394	2.4115

July	2.5748	2.7267	2.2128	2.8619	2.8294

August	2.3281	2.4661	1.9932	2.5904	2.5606

September	2.3638	2.5085	2.0205	2.6407	2.6045

October	2.2480	2.3917	1.8972	2.5251	2.4897

November	2.1319	2.2665	1.8085	2.3907	2.3577

December	2.3466	2.4950	1.9920	2.6313	2.5950

January	2.2613	2.4037	1.9129	2.5367	2.5012

February	2.0220	2.1532	1.7028	2.2758	2.2428

Total	29.7027	31.3914	25.5834	32.9184	32.5249

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.27 cent per share supplemental distribution.

dividend and the maximum offering price of $11.86 on February 29, 2020. An investor in the 2020 maximum combined effective federal and Virginia personal income tax bracket of 46.55% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.84% from a taxable investment to match the Fund's Class A tax-free distribution

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.92 on February 28, 2019, to $11.42 on February 29, 2020. The Fund's Class A shares paid dividends totaling 29.7027 cents per share for the same period.2 The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.05% based on an annualization of February's 2.0220 cents per share monthly rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 136.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go

to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

During the 12 months under review, Virginia's economic growth moderated but remained stable, helped by a sizable federal government presence. The professional, scientific and technical services sector ranked among the top contributors to economic growth during much of the period. The commonwealth's unemployment rate dropped from

3.0% in February 2019 to 2.6% at period-end, below the nation's 3.5% average.3 The commonwealth ended fiscal year (FY) 2019 on June 30, 2019, with a sizable budget surplus after strong revenue growth. The commonwealth's amended budget for the 2018–2020 biennium assumes lower general revenue fund growth in FY 2020 and increased funding for education, teacher and state employee salaries, Medicaid and reserves. The commonwealth's net tax-supported debt was $1,502 per capita and 2.7% of personal income, above the $1,068 and 2.2% national medians, respectively.4 During the period, independent credit rating agency Standard & Poor's (S&P) maintained Virginia's general obligations bonds' AAA rating with a stable outlook.5 The rating reflected S&P's view of Virginia's strong and diverse economy, strong financial policies and practices, history of proactive and conservative financial management, and moderate debt. The outlook reflected S&P's assumption Virginia will post healthy revenues in FY 2018–2020 and stay committed to structural budget solutions and rebuilding reserves.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Refunded**	24.31%

Hospital & Health Care	17.60%

Utilities	16.55%

Transportation	16.35%

Higher Education	11.16%

General Obligation	6.92%

Subject to Government Appropriations	3.97%

Housing	1.58%

Other Revenue	1.56%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+7.40%	+3.37%

5-Year	+15.17%	+2.08%

10-Year	+40.02%	+3.03%

Advisor
1-Year	+7.76%	+7.76%

5-Year	+16.12%	+3.03%

10-Year	+41.86%	+3.56%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.05%	3.84%	0.57%	1.07%

Advisor	2.35%	4.40%	0.84%	1.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 58 for Performance Summary footnotes.

56	Annual Report	franklintempleton.com

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$13,477

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Virginia		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$14,186

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Virginia		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 58 for Performance Summary footnotes.

franklintempleton.com	Annual Report	57

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.297027

A1	$0.313914

C	$0.255834

R6	$0.329184

Advisor	$0.325249

Total Annual Operating Expenses10
Share Class

A	0.84%

Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Virginia personal income tax rate of 46.55%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

58	Annual Report	franklintempleton.com

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,023.60	$4.23	$1,020.69	$4.22	0.84%
A1	$1,000	$1,024.40	$3.47	$1,021.43	$3.47	0.69%
C	$1,000	$1,022.30	$6.23	$1,018.70	$6.22	1.24%
R6	$1,000	$1,026.00	$2.77	$1,022.13	$2.77	0.55%
Advisor	$1,000	$1,024.90	$2.97	$1,021.93	$2.97	0.59%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	59

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Alabama Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.85$10.79

0.300.15

0.570.06

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

0.870.21

(0.32)(0.15)

$11.40$10.85

8.08%1.98%

0.91%0.92%

2.70%2.91%

$16,423$7,334

4.87%8.57%

aFor the year ended February 29. bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Alabama Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.84	$10.88	$11.16	$11.35	$11.55

0.32	0.33	0.35	0.39	0.42
0.55	(0.04)	(0.27)	(0.20)	(0.20)

0.87	0.29	0.08	0.19	0.22

(0.33)	(0.33)	(0.36)	(0.38)	(0.42)

$11.38	$10.84	$10.88	$11.16	$11.35

8.16%	2.76%	0.72%	1.69%	1.99%
0.76%e	0.77%e	0.74%	0.72%	0.71%
2.85%	3.06%	3.16%	3.38%	3.73%
$186,486	$188,290	$208,340	$225,050	$228,212
4.87%	8.57%	14.66%	16.81%	10.70%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	61

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Alabama Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.98	$11.02	$11.30	$11.49	$11.69

0.26	0.27	0.29	0.33	0.37
0.57	(0.04)	(0.27)	(0.20)	(0.21)

0.83	0.23	0.02	0.13	0.16

(0.27)	(0.27)	(0.30)	(0.32)	(0.36)

$11.54	$10.98	$11.02	$11.30	$11.49

7.68%	2.15%	0.16%	1.11%	1.41%
1.31%e	1.32%e	1.29%	1.27%	1.26%
2.30%	2.51%	2.61%	2.83%	3.18%
$31,175	$30,641	$45,422	$55,619	$54,075
4.87%	8.57%	14.66%	16.81%	10.70%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

62	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Alabama Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

$10.84	$10.88	$11.13

0.33	0.35	0.22
0.57	(0.04)	(0.26)

0.90	0.31	(0.04)

(0.35)	(0.35)	(0.21)

$11.39	$10.84	$10.88

8.39%	2.78%	(0.26)%
0.65%	0.65%	0.66%
0.63%g	0.63%g	0.61%
2.98%	3.20%	3.29%
$1,664	$824	$1,516
4.87%	8.57%	14.66%

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	63

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Alabama Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018 2017b

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.84	$10.88	$11.16	$11.49

0.33	0.34	0.36	0.18
0.56	(0.04)	(0.27)	(0.33)

0.89	0.30	0.09	(0.15)

(0.34)	(0.34)	(0.37)	(0.18)

$11.39	$10.84	$10.88	$11.16

8.36%	2.86%	0.82%	(1.33)%
0.66%g	0.67%g	0.64%	0.62%
2.95%	3.16%	3.26%	3.48%
$11,709	$8,335	$7,689	$5,149
4.87%	8.57%	14.66%	16.81%

aFor the year ended February 29.

bFor the period September 15, 2016 (effective date) to February 28, 2017.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

64	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Alabama Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 97.5%
Alabama 97.5%
Alabama Community College System Board of Trustees Revenue, Bishop State Community College, BAM
Insured, 4.00%, 1/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,000,000	$ 2,282,860
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue, Series A, 5.00%, 6/01/37 . . . .	4,130,000	5,195,168
Alabama Special Care Facilities Financing Authority Birmingham Revenue, Ascension Senior Credit Group,
Refunding, Series B, 5.00%, 11/15/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,585,030
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40 . . . . . . . . . . . . . . .	3,000,000	3,090,090
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/43. . . .	4,120,000	4,292,298
Auburn University General Fee Revenue, Refunding, Series A, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,994,025
Baldwin County Board of Education Revenue,
Capital Outlay School wts., Refunding, 5.00%, 6/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,015,000	3,274,290
School wts., Refunding, 5.00%, 6/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,605,000	2,832,078
School wts., Refunding, 5.00%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,870,000	3,116,160
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, BAM Insured, 5.00%,
6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,396,200
Bessemer Water Revenue, wts., Refunding, AGMC Insured, 5.00%, 1/01/47. . . . . . . . . . . . . . . . . . . . . . . .	2,590,000	3,089,559
Birmingham GO, Convertible, Capital Appreciation, Series A, 5.00%, 3/01/43 . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,546,200
Birmingham Water Works Board Water Revenue,
Senior, Refunding, Series A, 4.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,612,680
Series B, Pre-Refunded, 5.00%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,745,000	4,191,704
Subordinate, Refunding, Series B, 5.00%, 1/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,160,400
Calhoun County Board of Education Special Tax School wts. Revenue, BAM Insured, 5.00%, 2/01/46. . . . . .	6,000,000	7,041,600
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30 . . . . . . . . . .	5,250,000	5,334,787
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37 . . . . . . . . . .	5,000,000	5,080,750
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,058,290
DCH Health Care Authority Health Care Facilities Revenue, Refunding, 5.00%, 6/01/36 . . . . . . . . . . . . . . . .	2,000,000	2,323,960
East Alabama Health Care Authority Health Care Facilities Revenue, Series A, 5.00%, 9/01/41 . . . . . . . . . .	3,000,000	3,666,150
Elmore County Board of Education Revenue, School Tax Warrants, Refunding, 4.00%, 8/01/38 . . . . . . . . . .	2,000,000	2,374,340
Homewood Educational Building Authority Revenue,
Educational Facilities, Samford University, Refunding, Series A, 4.00%, 12/01/49 . . . . . . . . . . . . . . . . .	2,500,000	2,836,775
Educational Facilities, Samford University, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/41 . . .	10,000,000	11,129,100
Homewood GO, Capital Improvement wts., Pre-Refunded, 5.00%, 9/01/42 . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,421,440
Huntsville GO, wts., Series B, 5.00%, 5/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,775,000	6,031,875
Huntsville Water System Revenue, wts., 5.00%, 11/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,779,360
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary Health
System Inc., Series A, 5.00%, 2/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,486,090
Jacksonville State University Tuition and Fee Revenue, Refunding, AGMC Insured, 5.00%, 12/01/36 . . . . . . .	5,000,000	6,217,950
Limestone County Water and Sewer Authority Water Revenue, Refunding, Series B, BAM Insured, 5.00%,
12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,920,000	6,901,240
Madison Board of Education Special Tax School wts., 4.00%, 2/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,525,450
Madison GO, wts., Series A, 5.00%, 4/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,590,000	3,053,351
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, 5.00%, 12/01/41. . . . . . . . . .	4,610,000	5,565,192
Marshall County Board of Education Special Tax, School wts., AGMC Insured, 4.00%, 3/01/41 . . . . . . . . . .	1,000,000	1,104,380
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36 . . . . . . . . .	10,000,000	11,041,500
Morgan County Board of Education Capital Outlay School wts. Revenue,
Pre-Refunded, 5.00%, 3/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,300,000	4,727,120
Refunding, 5.00%, 3/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,720,000	2,964,256
franklintempleton.com	Annual Report	65

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Alabama Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Alabama (continued)
Opelika Utilities Board Utility Revenue, Refunding, 4.00%, 6/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,000,000	$ 2,279,440
Oxford GO, wts., Series C, 5.00%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,435,000	1,576,864
Pelham GO, wts., 5.00%, 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,635,000	3,022,714
Phenix City GO, School wts., Series A, 5.00%, 8/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,358,350
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40 . . . . . . . . . . . . . . . .	2,000,000	2,035,360
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34. . . . . . . . . . . . . . . . .	3,000,000	3,022,740
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35 . . . . . . . . . . . . . . .	3,000,000	3,217,800
Talladega County Board of Education Special Tax School wts. Revenue, Sales Tax, Refunding, BAM
Insured, 5.00%, 11/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,436,640
Troy Public Educational Building Authority Educational Facilities Revenue,
AGMC Insured, 5.25%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	295,000	304,160
AGMC Insured, Pre-Refunded, 5.25%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,705,000	1,760,924
Trussville GO,
wts., Series A, 4.00%, 8/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,518,130
wts., Series B, 5.00%, 10/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,895,000	2,143,472
wts., Series B, Pre-Refunded, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,105,000	1,266,673
Tuscaloosa City Board of Education School Tax wts. Revenue, 5.00%, 8/01/41. . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,820,120
Tuscaloosa County Board of Education Special Tax, School wts., 4.00%, 2/01/47 . . . . . . . . . . . . . . . . . . . .	5,000,000	5,636,150
University of Alabama at Birmingham Medicine Finance Authority Revenue, Refunding, Series B, 5.00%,
9/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,248,150
University of Alabama General Fee Revenue, Board of Trustees, University of Alabama in Huntsville, Series
B-2, 5.00%, 9/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,317,650
University of Alabama General Revenue, Board of Trustees, University of Alabama at Birmingham,
Refunding, Series D-2, 5.00%, 10/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,520,000	8,489,102
University of Montevallo Revenue, Refunding, BAM Insured, 5.00%, 5/01/42 . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,068,325
University of South Alabama Revenue, University Facilities, Series A, BAM Insured, 5.00%, 4/01/49 . . . . . . .	2,000,000	2,514,500
Total Municipal Bonds before Short Term Investments (Cost $221,237,153) . . . . .
		241,360,962

66	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Alabama Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments 1.4%

Municipal Bonds 1.4%

Alabama 1.4%

aColumbia IDB, PCR, Alabama Power Co. Project, Refunding, Series C, Daily VRDN and Put, 1.26%,

12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 700,000	$700,000

aMobile IDB, PCR, Alabama Power Co. Barry Plant Project, First Series, Daily VRDN and Put, 1.26%,

6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	895,000	895,000

aMobile IDB Solid Waste Dispense Revenue, Alabama Power Company Barry Plant Project, Second Series,

Daily VRDN and Put, 1.25%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	1,800,000
Total Short Term Investments (Cost $3,395,000)
		3,395,000
Total Investments (Cost $224,632,153) 98.9%. . .
		244,755,962
Other Assets, less Liabilities 1.1%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		2,700,726
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$247,456,688

See Abbreviations on page 173.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	67

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Florida Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnf . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsg

Expensesh . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.44$10.44

0.330.17

0.41—e

0.740.17

(0.35)(0.17)

$10.83$10.44

7.18%1.71%

0.85%0.85%

3.16%3.48%

$56,214$29,086

9.33%10.03%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding. eAmount rounds to less than $0.01 per share.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year. gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

68	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Florida Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.43	$10.47	$10.88	$11.19	$11.38

0.35	0.38	0.39	0.43	0.45
0.40	(0.04)	(0.39)	(0.31)	(0.20)

0.75	0.34	—	0.12	0.25

(0.36)	(0.38)	(0.41)	(0.43)	(0.44)

$10.82	$10.43	$10.47	$10.88	$11.19

7.35%	3.36%	(0.02)%	1.05%	2.32%
0.70%e	0.70%e	0.67%f	0.65%	0.64%
3.31%	3.63%	3.63%	3.82%	4.01%
$437,316	$462,869	$536,099	$635,594	$689,641
9.33%	10.03%	10.10%	13.84%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	69

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Florida Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.66	$10.69	$11.10	$11.41	$11.59

0.30	0.33	0.34	0.37	0.39
0.41	(0.03)	(0.40)	(0.32)	(0.19)

0.71	0.30	(0.06)	0.05	0.20

(0.31)	(0.33)	(0.35)	(0.36)	(0.38)

$11.06	$10.66	$10.69	$11.10	$11.41

6.76%	2.81%	(0.58)%	0.46%	1.81%
1.25%e	1.25%e	1.22%f	1.20%	1.19%
2.76%	3.08%	3.08%	3.27%	3.46%
$35,481	$39,117	$73,237	$90,754	$88,734
9.33%	10.03%	10.10%	13.84%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%. fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

70	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Florida Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.46	$10.49	$10.82

0.37	0.39	0.24
0.40	(0.02)	(0.33)

0.77	0.37	(0.09)

(0.38)	(0.40)	(0.24)

$10.85	$10.46	$10.49

7.47%	3.57%	(0.88)%
0.58%	0.58%	0.58%
0.56%g	0.56%g	0.54%
3.45%	3.77%	3.76%
$3,338	$2,343	$2,387
9.33%	10.03%	10.10%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	71

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Florida Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018 2017b

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.46	$10.49	$10.89	$11.23

0.36	0.39	0.40	0.20
0.41	(0.03)	(0.38)	(0.34)

0.77	0.36	0.02	(0.14)

(0.38)	(0.39)	(0.42)	(0.20)

$10.85	$10.46	$10.49	$10.89

7.44%	3.54%	0.17%	(1.25)%
0.60%g	0.60%g	0.57%h	0.55%
3.41%	3.73%	3.73%	3.92%
$31,477	$25,472	$20,467	$10,916
9.33%	10.03%	10.10%	13.84%

aFor the year ended February 29. bFor the period September 15, 2016 (effective date) to February 28, 2017.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

72	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Florida Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 96.7%
Florida 96.0%
Atlantic Beach Health Care Facilities Revenue, Fleet Landing Project, Refunding, Series A, 5.00%, 11/15/38 .	$ 1,105,000	$ 1,303,414
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project, Refunding,
5.00%, 4/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,694,800
Broward County Port Facilities Revenue, Senior Bond, Series B, 4.00%, 9/01/44 . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,713,500
Central Expressway Authority Revenue,
senior lien, Refunding, Series B, 4.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,663,500
senior lien, Refunding, Series B, 4.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,825,000	6,564,192
senior lien, Series B, 5.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,339,900
Citizens Property Insurance Corp. Revenue, Personal Lines Account/Commercial Lines Account, senior
secured, Series A-1, 5.00%, 6/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,451,050
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%, 11/01/28 . .	2,860,000	3,147,745
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39 . . . . .	5,000,000	5,267,850
Escambia County Health Facilities Authority Health Facility Revenue,
Baptist Hospital Inc. Project, Refunding, Series A, 5.75%, 8/15/29. . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,195,000	7,327,964
Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	11,211,530
Florida Higher Educational Facilities Financing Authority Revenue,
Nova Southeastern University Project, 6.375%, 4/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	2,887,582
Rollins College Project, Pre-Refunded, 5.00%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,309,500
The University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42 . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,172,100
Florida State Board of Education GO,
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/35. . . . . . . . . .	5,340,000	6,180,249
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series F, 4.00%, 6/01/37 . . . . . . . . . .	8,000,000	9,189,120
Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23 . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	17,497,800
Public Education Capital Outlay, Series H, 5.00%, 6/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,295,000	7,371,014
Florida State Governmental Utility Authority Revenue, Lehigh Utility System, Pre-Refunded, 5.25%, 10/01/40.	5,000,000	5,346,500
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Series D, ETM, 6.10%, 10/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,545,000	3,931,866
first senior lien, Refunding, Series A, 5.00%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,833,200
Series A, ETM, 6.875%, 10/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,905,000	4,262,425
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41 . . . . . . . . . . . . .	3,750,000	4,000,687
Fort Myers Utility System Revenue, Refunding, Series A, 4.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	8,165,080
Fort Pierce Utilities Authority Revenue,
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,090,000	3,068,895
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,585,000	2,535,109
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,090,000	2,989,297
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,060,000	2,916,027
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,560,000	2,402,432
Gainesville Utilities System Revenue, Refunding, Series A, 5.00%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,433,650
Greater Orlando Aviation Authority Airport Facilities Revenue,
Series A, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,113,450
Series A, 4.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,863,400
Halifax Hospital Medical Center Hospital Revenue,
Daytona Beach, Refunding, 5.00%, 6/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,250,000	4,852,565
Daytona Beach, Refunding and Improvement, 5.00%, 6/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,973,175
Hillsborough County Aviation Authority Revenue,
Tampa International Airport, Customer Facility Charge, Series A, 5.00%, 10/01/44 . . . . . . . . . . . . . . . .	5,000,000	5,780,400
Tampa International Airport, Series E, 5.00%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,228,850
franklintempleton.com	Annual Report	73

FRANKL IN TAX-FREE TRUST

STATEMENT OF INVEST MENT S

Franklin Florida Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30. . . . . . . . . . . . . . . . . . . .	$ 2,000,000	$ 2,206,640
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45 . . . . . . . . . . . . . . . . . . .	12,300,000	14,132,085
Lee County IDA Health Care Facilities Revenue, Shell Point-Alliance, Improvement, 5.00%, 11/15/44 . . . . . .	5,000,000	6,007,600
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, Pre-Refunded,
5.50%, 11/15/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,100,000	2,263,695
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn.,
10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,393,755
Melbourne Water and Sewer Revenue,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/22 . . . . . . . . . . . . . . . . . . .	1,785,000	1,735,698
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/26 . . . . . . . . . . . . . . . . . . .	4,500,000	4,081,500
Miami Beach RDA Tax Increment Revenue, City Center/Historic Convention Village, Refunding, Series A,
AGMC Insured, 5.00%, 2/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,738,000
Miami Beach Stormwater Revenue, 5.00%, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,895,900
Miami Special Obligation Revenue, Parking, Marlins Stadium Project, Series A, AGMC Insured, Pre-
Refunded, 5.25%, 7/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,073,950
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series B, 5.00%, 10/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,681,600
Miami International Airport, Refunding, Series B, 5.00%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,171,500
Miami International Airport, Series A-1, Pre-Refunded, 5.375%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . .	7,500,000	7,698,675
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40 . . . . . . . . . . . . .	18,770,000	19,023,958
Miami-Dade County Health Facilities Authority Hospital Revenue,
Miami Children's Hospital Project, Series A, 6.125%, 8/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,055,000	1,075,119
Miami Children's Hospital Project, Series A, Pre-Refunded, 6.125%, 8/01/42 . . . . . . . . . . . . . . . . . . . .	2,945,000	3,007,611
Nicklaus Children's Hospital Project, Refunding, 5.00%, 8/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,651,420
Nicklaus Children's Hospital Project, Refunding, 4.00%, 8/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,894,415
Miami-Dade County School District GO, School, 5.00%, 3/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,465,000	2,752,764
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,740,900
Miami-Dade County Transit System Sales Surtax Revenue,
5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	16,312,050
5.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,546,700
4.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,749,500
Miami-Dade County Water and Sewer System Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,246,300
Refunding, 5.00%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,332,950
Series A, Pre-Refunded, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,074,800
North Sumter County Utility Dependent District Utility Revenue,
5.75%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,143,250
BAM Insured, 5.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,077,560
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Inc., Series A, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,660,500
Hospital, Orlando Health Obligated Group, Series A, 5.00%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,240,750
Presbyterian Retirement Communities Project, 5.00%, 8/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,659,150
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,330,000	9,398,739
Series A, Pre-Refunded, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,068,734
Series C, Pre-Refunded, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,755,000	2,793,047

74	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Florida Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Palm Beach County Health Facilities Authority Revenue, Lifespace Communities Inc., Refunding, Series B,
5.00%, 5/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$ 5,685,250
Palm Beach GO, Underground Utility Project, 4.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,848,700
a Polk County Utility System Revenue, Refunding, 4.00%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,600,000	5,557,076
Sarasota County Health Facilities Authority Revenue,
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/33 . . . . . . . . . . . . . . . . . . . .	600,000	701,442
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/38 . . . . . . . . . . . . . . . . . . . .	1,025,000	1,189,933
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/48 . . . . . . . . . . . . . . . . . . . .	1,850,000	2,118,380
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/37 . . . . . . . . . . . .	2,350,000	2,631,835
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/42 . . . . . . . . . . . .	1,600,000	1,778,720
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/47 . . . . . . . . . . . .	2,450,000	2,712,248
Sarasota County Public Hospital District Revenue, Hospital, Sarasota Memorial Hospital Project, 4.00%,
7/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,347,800
South Lake County Hospital District Revenue, South Lake Hospital Inc., Pre-Refunded, 5.25%, 10/01/34 . . . .	5,000,000	5,017,150
South Miami Health Facilities Authority Hospital Revenue,
Baptist Health South Florida, Refunding, 4.00%, 8/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,703,100
Baptist Health South Florida, Refunding, 5.00%, 8/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,500,000	7,999,095
Sunrise Utilities System Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22 . . . . . . . . . . . . . . . . . .	520,000	533,099
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%, 10/01/38. . . . . . . . . . . .	10,000,000	11,413,300
Tampa Hospital Revenue, H. Lee Moffitt Cancer Center Project, Refunding, Series B, 5.00%, 7/01/37 . . . . . .	5,000,000	5,886,750
Tampa Sports Authority Revenue,
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.05%, 10/01/20. . . . . . . . . . . . . . . . .	385,000	390,586
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.10%, 10/01/26. . . . . . . . . . . . . . . . .	2,695,000	3,174,926
Tampa-Hillsborough County Expressway Authority Revenue, 5.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,099,850
University of North Florida FICO Revenue, Capital Improvement, Housing Project, Refunding, AGMC
Insured, 5.00%, 11/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,089,200
Volusia County Educational Facility Authority Revenue,
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/42 . .	1,500,000	1,841,835
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/47 . .	3,500,000	4,269,335
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, Series A, 5.00%,
10/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,804,840

		541,315,083
U.S. Territories 0.7%

Puerto Rico 0.7%
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority
Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . .	3,900,000	4,036,500
Total Municipal Bonds before Short Term Investments (Cost $501,335,896) . . . .
		545,351,583

franklintempleton.com	Annual Report	75

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Florida Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Short Term Investments 3.3%
Municipal Bonds 3.3%
Florida 3.3%
b Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.21%, 5/01/29. . . .	$ 900,000	$900,000
b Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.22%, 7/15/22 . .	9,000,000	9,000,000
b St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.23%,
9/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,600,000	8,600,000
Total Short Term Investments (Cost $18,500,000) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		18,500,000
Total Investments (Cost $519,835,896) 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		563,851,583
Other Assets, less Liabilities (0.0)%†. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		(25,842)
.Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$563,825,741

See Abbreviations on page 173.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

76	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin Georgia Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.59$11.57

0.320.17

0.630.02

0.950.19

(0.35)(0.17)

$12.19$11.59

8.27%1.70%

0.86%0.87%

2.76%3.10%

$54,945$19,705

13.23%11.78%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	77

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Georgia Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.59	$11.65	$11.99	$12.32	$12.46

0.35	0.38	0.39	0.42	0.45
0.61	(0.06)	(0.33)	(0.33)	(0.14)

0.96	0.32	0.06	0.09	0.31

(0.36)	(0.38)	(0.40)	(0.42)	(0.45)

$12.19	$11.59	$11.65	$11.99	$12.32

8.44%	2.83%	0.46%	0.69%	2.56%
0.71%e	0.72%e	0.69%f	0.67%	0.67%
2.91%	3.25%	3.25%	3.36%	3.67%
$309,436	$313,940	$363,390	$428,301	$429,103
13.23%	11.78%	9.33%	8.34%	4.92%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%. fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

78	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Georgia Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.77	$11.83	$12.16	$12.49	$12.63

0.29	0.32	0.33	0.35	0.39
0.62	(0.06)	(0.33)	(0.33)	(0.15)

0.91	0.26	—	0.02	0.24

(0.30)	(0.32)	(0.33)	(0.35)	(0.38)

$12.38	$11.77	$11.83	$12.16	$12.49

7.84%	2.22%	(0.02)%	0.12%	1.97%
1.26%e	1.27%e	1.24%f	1.22%	1.22%
2.36%	2.70%	2.70%	2.81%	3.12%
$62,426	$72,542	$109,722	$128,544	$126,117
13.23%	11.78%	9.33%	8.34%	4.92%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%. fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	79

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Georgia Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.59	$11.66	$11.94

0.36	0.39	0.24
0.63	(0.06)	(0.29)

0.99	0.33	(0.05)

(0.38)	(0.40)	(0.23)

$12.20	$11.59	$11.66

8.67%	2.86%	(0.40)%
0.59%	0.59%	4.47%
0.57%g	0.57%g	0.55%
3.05%	3.40%	3.39%
$4,981	$3,786	$5
13.23%	11.78%	9.33%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

80	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Georgia Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018 2017b

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.59	$11.66	$11.99	$12.41

0.36	0.39	0.40	0.20
0.63	(0.07)	(0.32)	(0.43)

0.99	0.32	0.08	(0.23)

(0.38)	(0.39)	(0.41)	(0.19)

$12.20	$11.59	$11.66	$11.99

8.63%	2.83%	0.64%	(1.82)%
0.61%g	0.62%g	0.59%h	0.57%
3.01%	3.35%	3.35%	3.46%
$53,789	$40,142	$35,389	$21,454
13.23%	11.78%	9.33%	8.34%

aFor the year ended February 29.

bFor the period September 15, 2016 (effective date) to February 28, 2017.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	81

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Georgia Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 96.7%
Georgia 95.9%
Athens Housing Authority Revenue,
UGAREF East Campus Housing Phase II LLC Project, Refunding, 5.00%, 6/15/36 . . . . . . . . . . . . . . . .	$ 2,390,000	$ 2,990,440
UGAREF Fraternity Row LLC Project, Refunding, 4.00%, 6/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,779,750
Athens-Clarke County Unified Government GO,
4.00%, 12/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,720,000	3,480,403
4.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,350,000	3,054,436
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,135,500
Refunding, Series C, 6.00%, 1/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,260,940
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,005,000	4,575,552
General, sub. lien, Refunding, Series A, 5.00%, 1/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,711,662
General, sub. lien, Series D, 4.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,349,330
Atlanta and Fulton County Recreation Authority Revenue, Park Improvement, Refunding, Series A, 5.00%,
12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,530,000	4,141,008
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/40 . . . . . . . . . . . . . . . . .	7,750,000	9,305,502
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44 . . . . . . . . . . . . . . . . .	3,000,000	3,581,850
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 . . . . . . . . . . . . . . .	2,555,000	2,980,586
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University Commons
Project Located on the Campus of Georgia State University, Pre-Refunded, 5.00%, 9/01/32 . . . . . . . . . . . .	2,000,000	2,282,200
Atlanta Tax Allocation, Beltline Project, Refunding, Series B, 5.00%, 1/01/31 . . . . . . . . . . . . . . . . . . . . . . .	1,780,000	2,185,662
Atlanta Water and Wastewater Revenue,
Refunding, 4.00%, 11/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,450,000	1,754,065
Refunding, 5.00%, 11/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,870,700
Refunding, Series B, 5.00%, 11/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,238,050
Series A, AGMC Insured, 5.50%, 11/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,272,400
Bainbridge PFAR, Decatur County Projects, AGMC Insured, 4.00%, 3/01/43. . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,653,680
a Baldwin County Hospital Authority Revenue,
Oconee Regional Medical Center, 5.25%, 12/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	25
Oconee Regional Medical Center, 5.375%, 12/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	20
Bartow-Cartersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured,
5.00%, 6/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,155,000	4,357,058
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC Project,
AGMC Insured, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,421,650
Brookhaven Development Authority Revenue, Children's Healthcare of Atlanta, Series A, 4.00%, 7/01/44 . . .	6,000,000	7,081,680
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Series C, AGMC Insured,
Pre-Refunded, 5.00%, 6/01/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,045,000	2,065,859
Buford GO, Refunding, Series C, 4.00%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,776,000
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing
Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,055,000	2,157,545
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project, Refunding, Series D,
4.125%, 11/01/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,719,281
Carroll City-County Hospital Authority Revenue,
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . .	2,000,000	2,330,660
Anticipation Certificates, Tanner Medical Center Inc. Project, Pre-Refunded, 5.00%, 7/01/40 . . . . . . . . .	5,000,000	5,069,200
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation
Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,140,000	3,696,942

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F RANKLIN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Georgia Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Cartersville Water and Sewer Revenue, Refunding, 5.00%, 6/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,000,000	$ 4,991,520
City of Dalton GO, 5.00%, 2/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,731,940
Clayton County Development Authority Revenue, Tuff Archives LLC-Secretary of State of Georgia Project,
Refunding, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,445,800
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC
Project, AGMC Insured, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,149,700
Clayton County Hospital Authority Revenue,
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.00%,
8/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,033,480
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.25%,
8/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,017,760
Clayton County Urban RDAR, Clayton County Project, Pre-Refunded, 5.00%, 2/01/28 . . . . . . . . . . . . . . . . .	1,285,000	1,387,916
Cobb County Development Authority Revenue, Georgia Tech Cobb Research Campus, Series A, 4.00%,
6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,840,816
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real Estate
Foundations Projects, Senior, Refunding, Series A, 5.00%, 7/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,357,920
Cobb County Development Authority Student Recreation and Activities Center Revenue,
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,719,200
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,713,700
Columbus Water and Sewerage Revenue, Series A, Pre-Refunded, 5.00%, 5/01/33 . . . . . . . . . . . . . . . . . .	1,030,000	1,207,150
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40 . . . . . . .	5,000,000	5,059,100
Coweta County Water and Sewage Authority Revenue, Refunding, 4.00%, 6/01/39 . . . . . . . . . . . . . . . . . . .	1,500,000	1,789,590
Dalton-Whitfield County Joint Development Authority Revenue, Hamilton Health Care System Obligated
Group, 4.00%, 8/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,426,810
Decatur Urban RDAR, City of Decatur Projects, Series A, 5.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . .	6,195,000	6,840,209
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,655,000	13,320,881
Second Resolution, Series A, 5.25%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,425,000	12,194,474
DeKalb Newton and Gwinnett County Joint Development Authority Revenue, GGCF Athletic Fields LLC
Project, Series A, AGMC Insured, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,422,850
Etowah Water and Sewer Authority Revenue,
Refunding, BAM Insured, 4.00%, 3/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,450,000	1,702,532
Refunding, BAM Insured, 3.00%, 3/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,329,550
Fairburn GO, AGMC Insured, Pre-Refunded, 5.75%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,172,600
Floyd County Hospital Authority Revenue, Anticipation Certificates, Floyd Medical Center Project, Refunding,
Series A, 4.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,735,000	8,760,042
Forsyth County School District GO, 5.00%, 2/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,650,000	3,393,987
Fulton County Development Authority Hospital Revenue, Anticipation Certificates, Wellstar Health
System Inc. Project, Series A, 5.00%, 4/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,196,290
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,075,000	3,223,338
Georgia Tech Facilities, 4.00%, 3/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,318,780
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,533,775
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,365,100
Fulton County GO, Library Bond, 4.00%, 7/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,858,850
Fulton County Residential Care Facilities Elderly Authority Retirement Facility Revenue, Lenbrook Square
Foundation Inc. Project, Refunding, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,664,500
franklintempleton.com	Annual Report	83

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Georgia Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.375%,
2/15/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,245,000	$ 1,249,096
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%,
2/15/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	8,372,070
Georgia Municipal Electric Authority Revenue, Plant Vogtle Units 3 and 4 Project M, Series A, 4.00%,
1/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,734,200
Georgia State GO,
Series A, 4.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,985,650
Series A-2, 4.00%, 2/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,884,750
Georgia State HFAR,
SFM, Refunding, Series A, 3.70%, 6/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,520,750
SFM, Series A, 3.80%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,248,400
SFM, Series A, 3.85%, 12/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,705,000	6,406,829
SFM, Series A, 3.95%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,337,290
SFM, Series B, 4.05%, 12/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,640,000	1,783,795
Georgia State Municipal Electric Authority Revenue, Power, Series GG, 5.00%, 1/01/39 . . . . . . . . . . . . . . . .	7,000,000	7,702,660
Georgia State Municipal Gas Authority Revenue,
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,763,325
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,759,950
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health
System Project, 5.00%, 8/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,030,250
Gwinnett County Development Authority COP,
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/22 . . . . . . . . . . . . . . .	3,000,000	3,245,160
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/24 . . . . . . . . . . . . . . .	2,000,000	2,334,660
Gwinnett County School District GO, 5.00%, 2/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,895,110
Henry County School District GO, 4.00%, 8/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,863,050
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23 . . . . . . .	1,845,000	1,991,844
Lawrenceville Building Authority Revenue, 5.00%, 4/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,270,000	2,694,490
Macon Water Authority Revenue, Water and Sewer, 4.00%, 10/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,810,000	3,270,840
Main Street Natural Gas Inc. Gas Supply Revenue, Series A, 5.00%, 5/15/38 . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,531,200
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27 . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,407,650
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare
System Inc. Project, AGMC Insured, Pre-Refunded, 5.00%, 8/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,085,750
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series, Series B, 5.00%,
7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,091,850
Moultrie-Colquitt County Development Authority Revenue, Philadelphia College of Osteopathic Medicine
Project, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,815,000	5,969,107
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42 . . . . . . . . .	3,500,000	3,728,935
Pierce County School District GO, 4.00%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,725,000	4,343,052
Private Colleges and Universities Authority Revenue,
Emory University, Green Bonds, Refunding, Series B, 5.00%, 9/01/48 . . . . . . . . . . . . . . . . . . . . . . . . .	6,115,000	7,889,267
Emory University, Refunding, Series A, 5.00%, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,695,000	9,184,355
Emory University, Refunding, Series A, 5.00%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,666,850
Richmond County Hospital Authority Revenue, Anticipation Certificates, University Health Services Inc.
Project, Refunding, 4.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,976,240
Rockdale County Development Authority Revenue, Piedmont Health Care Composite Issue, Refunding,
Series A, 4.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,859,400

84	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Georgia Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Sandy Springs PFAR, City Center Project, 5.00%, 5/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,000,000	$ 3,652,860
Savannah Hospital Authority Revenue, Anticipation Certificates, St. Joseph's/Candler Health System Inc.,
Series A, 4.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,752,300
Sinclair Water Authority Revenue, Refunding, AGMC Insured, 5.00%, 4/01/48 . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,544,460
Thomasville Hospital Authority Revenue,
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.25%,
11/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,029,330
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.375%,
11/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,150,750
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38 . . . . . . . . . . . . . . . . . .	2,000,000	2,203,400
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center
Project, Series B, Pre-Refunded, 5.00%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,199,110
b Wheeler County School District GO, 4.00%, 8/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,555,000	1,833,485
Worth County School District GO, 5.00%, 12/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,220,400

		465,843,716
U.S. Territories 0.8%

Puerto Rico 0.8%
a Puerto Rico Electric Power Authority Power Revenue, Series XX-RSA-1, 5.25%, 7/01/40 . . . . . . . . . . . . . . .	5,000,000	4,006,250
. . .Total Municipal Bonds before Short Term Investments (Cost $437,358,675) . . .		469,849,966

Short Term Investments 2.9%

Municipal Bonds 2.9%

Georgia 2.9%

cAthens-Clarke County Unified Government Development Authority Revenue, University of Georgia Athletic

Assn. Project, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 1.19%, 7/01/35 . . . . . . . . . . . . . . . .	5,365,000	5,365,000

cFulton County Development Authority Revenue, Children's Healthcare of Atlanta Inc. Project, Refunding,

SPA PNC Bank, Weekly VRDN and Put, 1.17%, 7/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,600,000	8,600,000
Total Short Term Investments (Cost $13,965,000)
		13,965,000
Total Investments (Cost $451,323,675) 99.6%. . . .
		483,814,966
Other Assets, less Liabilities 0.4%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		1,761,492
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$485,576,458

See Abbreviations on page 173.

aSee Note 7 regarding defaulted securities.

bSecurity purchased on a when-issued basis. See Note 1(b).

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	85

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Kentucky Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.76$10.68

0.290.15

0.500.08

0.790.23

(0.31)(0.15)

$11.24$10.76

7.43%2.16%

0.97%0.97%

2.63%3.00%

$8,986$2,785

13.74%18.61%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

86	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Kentucky Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.75	$10.77	$11.01	$11.31	$11.52

0.31	0.34	0.37	0.40	0.41
0.49	(0.02)	(0.24)	(0.30)	(0.21)

0.80	0.32	0.13	0.10	0.20

(0.32)	(0.34)	(0.37)	(0.40)	(0.41)

$11.23	$10.75	$10.77	$11.01	$11.31

7.60%	3.01%	1.20%	0.86%	1.82%
0.82%e	0.82%e	0.79%	0.77%	0.76%
2.78%	3.15%	3.40%	3.51%	3.61%
$127,889	$130,267	$150,182	$165,613	$173,093
13.74%	18.61%	13.90%	9.14%	5.91%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	87

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Kentucky Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.75	$10.77	$10.98

0.32	0.35	0.23
0.50	(0.02)	(0.22)

0.82	0.33	0.01

(0.34)	(0.35)	(0.22)

$11.23	$10.75	$10.77

7.74%	3.13%	0.07%
0.71%	0.70%	0.70%
0.68%g	0.67%g	0.65%
2.92%	3.30%	3.54%
$2,164	$1,843	$2,085
13.74%	18.61%	13.90%

aFor the year ended February 29.

cThe amountbFor theshownperiodforAugusta share1, outstanding2017 (effectivethroughoutdate) to theFebruaryperiod28,may2018not.correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

88	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Kentucky Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018 2017b

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.75	$10.77	$11.01	$11.35

0.32	0.35	0.38	0.19
0.50	(0.02)	(0.24)	(0.35)

0.82	0.33	0.14	(0.16)

(0.34)	(0.35)	(0.38)	(0.18)

$11.23	$10.75	$10.77	$11.01

7.70%	3.10%	1.30%	(1.36)%
0.72%g	0.72%g	0.69%	0.67%
2.88%	3.25%	3.50%	3.61%
$12,168	$9,298	$7,438	$6,896
13.74%	18.61%	13.90%	9.14%

aFor the year ended February 29.

bFor the period September 15, 2016 (effective date) to February 28, 2017.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	89

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Kentucky Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 96.4%
Kentucky 96.4%
Boyle County Revenue, Educational Facilities, Centre College of Kentucky, Refunding, 5.00%, 6/01/37 . . . .	$2,000,000	$ 2,428,640
Campbell and Kenton Counties Sanitation District No. 1 Revenue, Refunding, 4.00%, 8/01/34. . . . . . . . . . .	5,310,000	6,192,734
a Caroll County Pollution Control Revenue, Kentucky Utilities Co. Project, Refunding, Series A, Mandatory
Put, 1.55%, 9/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,058,420
Eastern Kentucky University General Receipts Revenue, Series A, 4.00%, 10/01/37 . . . . . . . . . . . . . . . . .	1,540,000	1,771,462
Fayette County School District Finance Corp. Revenue,
School Building, Series A, 4.00%, 5/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,129,050
School Building, Series D, 5.00%, 8/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,985,000	2,365,127
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41 . . . . . . . . . . . . . .	2,000,000	2,110,160
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
Series A, NATL Insured, 6.10%, 1/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,000	135,478
Jefferson County School District Finance Corp. School Building Revenue, Refunding, Series B, 4.00%,
12/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,146,205
Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground, Transylvania
University Project, Series B, 4.00%, 3/01/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,745,700
Kentucky Bond Development Corp. Transient Room Tax Revenue, Lexington Center Corp. Project,
Refunding, Series A, 5.00%, 9/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,067,725
Kentucky Economic Development Finance Authority Revenue,
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,165,000	5,151,564
Hospital, Baptist Healthcare System Obligated Group, 5.25%, 8/15/46 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,256,750
Kentucky Rural Water Finance Corp. Public Project Revenue,
Multimodal, Flexible Term Program, Series A, 5.00%, 2/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	485,000	486,557
Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,010,000	1,012,656
Kentucky State Housing Corp. Conduit MFHR,
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.00%, 4/20/40 . . . . . .	2,280,000	2,290,921
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.25%, 4/20/45 . . . . . .	1,850,000	1,858,713
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Series A, Pre-Refunded, 5.00%, 2/01/28 . . . . . . . . . .	2,000,000	2,161,760
Wastewater and Drinking Water Revolving Fund, Series A, Pre-Refunded, 5.00%, 2/01/31 . . . . . . . . . .	4,190,000	4,528,887
Kentucky State Municipal Power Agency Power System Revenue,
Prairie State Project, Refunding, Series A, 4.00%, 9/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,211,200
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/36 . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,643,200
Kentucky State Property and Buildings Commission Revenue,
Project No. 108, Refunding, Series A, 5.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,142,145
Project No. 115, 5.00%, 4/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,031,875
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,629,175
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	550,000	679,850
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	863,303
Revitalization Projects, Series A, 5.00%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,255,400
Revitalization Projects, Series A, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,555,480
Lexington-Fayette Urban County Airport Board Revenue, General Airport, Series B, Pre-Refunded, 5.00%,
7/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,185,000	1,300,123
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State
Hospital Project, Refunding, Series A, 5.25%, 6/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,137,760
Louisville and Jefferson County Metropolitan Sewer District Revenue,
Sewer and Drainage System, Refunding, Series A, 4.00%, 5/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,859,950
Sewer and Drainage System, Series A, 4.00%, 5/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,084,730

90	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Kentucky Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Kentucky (continued)
b Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series A,
4.00%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,500,000	$ 1,773,795
Louisville/Jefferson County Metro Government Revenue,
College, Bellarmine University Project, Refunding and Improvement, Series A, 5.00%, 5/01/36 . . . . . . .	2,715,000	3,126,540
College, Improvement and Refunding, Bellarmine University Inc. Project, 5.00%, 5/01/31 . . . . . . . . . . .	2,000,000	2,240,480
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28 . . . . . . . . . .	1,910,000	2,207,998
Murray Hospital Facilities Revenue, Murray-Calloway County Public Hospital Corp. Project, Pre-Refunded,
6.375%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,555,700
Owen County Waterworks System Revenue, American Water Co. Project, Series A, 5.375%, 6/01/40 . . . . .	2,000,000	2,020,520
Owensboro Electric Light and Power System Revenue, Refunding, 4.00%, 1/01/27 . . . . . . . . . . . . . . . . . .	1,250,000	1,444,950
Owensboro Water Revenue, Refunding and Improvement, 4.00%, 9/15/45 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,656,200
Paducah Electric Plant Board Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/34 . . . . . . . . . .	5,700,000	6,975,090
Pikeville Hospital Revenue, Pikeville Medical Center Inc. Project, Improvement and Refunding, 6.50%,
3/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,875,000	2,999,430
Russell Revenue, Bon Secours Health System Inc., Pre-Refunded, 5.00%, 11/01/26 . . . . . . . . . . . . . . . . .	4,000,000	4,432,480
Scott County School District Finance Corp. Revenue, School Building, 4.00%, 6/01/38 . . . . . . . . . . . . . . . .	1,615,000	1,818,716
Shelby County School District Finance Corp. Revenue, School Building, 4.00%, 8/01/38. . . . . . . . . . . . . . .	3,465,000	3,911,985
University of Kentucky General Receipts Revenue,
Series A, 4.00%, 10/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,611,400
Series A, 4.00%, 4/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,441,205
University of Louisville Revenue,
General Receipts, Series A, 5.00%, 9/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,220,000	2,340,524
General Receipts, Series D, 5.00%, 3/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,140,000	5,105,489
Warren County Hospital Facility Revenue, Bowling Green, Warren County, Series A, 5.00%, 10/01/33 . . . . .	1,000,000	1,088,710
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32. . . . . . . . . . . . . . . . . .	1,625,000	1,758,608
Total Municipal Bonds before Short Term Investments (Cost $135,428,721) . . . . .
		145,802,520
Short Term Investments 3.8%

Municipal Bonds 3.8%
Kentucky 3.8%
c Berea Educational Facilities Revenue,
Berea College Project, Series A, Daily VRDN and Put, 1.16%, 6/01/32. . . . . . . . . . . . . . . . . . . . . . . .	3,700,000	3,700,000
Berea College Project, Series B, Daily VRDN and Put, 1.16%, 6/01/29 . . . . . . . . . . . . . . . . . . . . . . . .	1,900,000	1,900,000
franklintempleton.com	Annual Report	91

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Kentucky Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments (continued)

Municipal Bonds (continued)

Kentucky (continued)

cLouisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B,

LOC PNC Bank, Daily VRDN and Put, 1.22%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000	$ 100,000
Total Short Term Investments (Cost $5,700,000)
		5,700,000
Total Investments (Cost $141,128,721) 100.2% . .
		151,502,520
Other Assets, less Liabilities (0.2)%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		(295,922)
Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$151,206,598

See Abbreviations on page 173.

aThe maturity date shown represents the mandatory put date. bSecurity purchased on a when-issued basis. See Note 1(b).

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

92	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin Louisiana Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.93$10.85

0.300.16

0.640.08

0.940.24

(0.32)(0.16)

$11.55$10.93

8.68%2.22%

0.86%0.88%

2.70%3.06%

$48,032$18,110

4.83%9.46%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	93

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Louisiana Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.92	$10.90	$11.15	$11.50	$11.62

0.32	0.35	0.36	0.39	0.43
0.64	0.02	(0.24)	(0.34)	(0.12)

0.96	0.37	0.12	0.05	0.31

(0.33)	(0.35)	(0.37)	(0.40)	(0.43)

$11.55	$10.92	$10.90	$11.15	$11.50

8.94%	3.45%	1.04%	0.43%	2.78%
0.71%e	0.73%e	0.70%	0.68%	0.69%
2.85%	3.21%	3.23%	3.41%	3.77%
$289,744	$284,259	$322,080	$343,042	$335,785
4.83%	9.46%	21.83%	16.87%	4.13%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

94	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Louisiana Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.10	$11.07	$11.32	$11.67	$11.79

0.26	0.29	0.30	0.33	0.37
0.65	0.03	(0.25)	(0.34)	(0.12)

0.91	0.32	0.05	(0.01)	0.25

(0.27)	(0.29)	(0.30)	(0.34)	(0.37)

$11.74	$11.10	$11.07	$11.32	$11.67

8.34%	2.92%	0.46%	(0.13)%	2.18%
1.26%e	1.28%e	1.25%	1.23%	1.24%
2.30%	2.66%	2.68%	2.86%	3.22%
$38,066	$42,188	$61,399	$67,154	$68,319
4.83%	9.46%	21.83%	16.87%	4.13%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	95

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Louisiana Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.93	$10.90	$11.18

0.33	0.36	0.22
0.64	0.03	(0.28)

0.97	0.39	(0.06)

(0.35)	(0.36)	(0.22)

$11.55	$10.93	$10.90

8.99%	3.67%	(0.59)%
0.60%	0.61%	0.60%
0.58%g	0.59%g	0.57%
2.98%	3.35%	3.36%
$5,383	$3,865	$3,683
4.83%	9.46%	21.83%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

96	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Louisiana Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018 2017b

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.93	$10.90	$11.15	$11.54

0.33	0.36	0.37	0.19
0.63	0.03	(0.24)	(0.40)

0.96	0.39	0.13	(0.21)

(0.34)	(0.36)	(0.38)	(0.18)

$11.55	$10.93	$10.90	$11.15

8.95%	3.65%	1.14%	(1.79)%
0.61%g	0.63%g	0.60%	0.58%
2.95%	3.31%	3.33%	3.51%
$27,945	$19,580	$14,091	$10,259
4.83%	9.46%	21.83%	16.87%

aFor the year ended February 29.

bFor the period September 15, 2016 (effective date) to February 28, 2017.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	97

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Louisiana Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 97.2%
Louisiana 95.9%
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000,000	$ 11,198,700
Bossier City Public Improvement Sales Tax Revenue, Series ST, 5.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . .	1,405,000	1,734,725
Bossier City Utilities Revenue, Refunding, 5.00%, 10/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,280,000	6,147,029
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing,
Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29 . . . . . . . . . . . . . . . . . . . . . . . .	2,050,000	2,220,396
Calcasieu Parish School District No. 23 GO,
Public Improvement, BAM Insured, 4.00%, 9/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	670,000	801,313
Public Improvement, BAM Insured, 4.00%, 9/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	714,744
Public Improvement, BAM Insured, 4.00%, 9/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,060,000	2,436,465
Series A, Pre-Refunded, 5.00%, 2/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,380,000	1,492,484
Calcasieu Parish School District No. 31 GO,
Public School Improvement, BAM Insured, 5.00%, 3/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,263,120
Public School Improvement, BAM Insured, 4.00%, 3/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,205,390
Public School Improvement, BAM Insured, 5.00%, 3/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,254,710
Public School Improvement, BAM Insured, 4.00%, 3/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	898,620
East Baton Rouge Mortgage Finance Authority SFMR,
MBS Program, Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28. . . . . . . . . . . . . . . . . . . . . . .	260,000	260,632
MBS Program, Series A-2, GNMA Secured, 5.10%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	155,000	155,398
East Baton Rouge Parish Sewerage Commission Revenue, Refunding, Series A, 4.00%, 2/01/40 . . . . . . . . .	1,500,000	1,774,470
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series A, 4.00%, 2/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,849,650
Refunding, Series B, 5.00%, 2/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,186,950
Refunding, Series B, 5.00%, 2/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,903,250
Greater New Orleans Expressway Commission Toll Revenue, sub. lien, AGMC Insured, 5.00%, 11/01/47 . . .	4,000,000	4,738,320
Jefferson Parish Hospital District No. 1 Hospital Revenue, Parish of Jefferson, West Jefferson Medical
Center, Series A, Pre-Refunded, 6.00%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,105,000	3,234,479
Jefferson Sales Tax District Special Sales Tax Revenue,
Parish of Jefferson, Series B, AGMC Insured, 5.00%, 12/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,792,183
Parish of Jefferson, Series B, Assured Guaranty, 4.00%, 12/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,925,200
Kenner Consolidated Sewerage District Revenue, AGMC Insured, Pre-Refunded, 5.00%, 11/01/36 . . . . . . . .	4,000,000	4,275,240
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,605,000	9,689,058
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,345,000	1,631,942
Refunding, AGMC Insured, 5.00%, 11/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,400,000	2,898,624
Lafayette Parish School Board Sales Tax Revenue, 5.00%, 4/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,273,080
Lafayette Public Improvement Sales Tax Revenue,
Pre-Refunded, 5.00%, 3/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,865,000	1,943,945
Series A, 5.00%, 5/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,350,000	5,491,571
Lafayette Public Trust Financing Authority Revenue, Ragin' Cajun Facilities Inc. Housing and Parking Project,
AGMC Insured, Pre-Refunded, 5.25%, 10/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,103,080
Lafayette Utilities Revenue, Pre-Refunded, 5.00%, 11/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,139,150
Louisiana Local Government Environmental Facilities and CDA Revenue,
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, BAM Insured, 5.00%,
12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,925,000	3,513,569
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/34 . . . . . . . . . . . .	2,550,000	2,917,124
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/43 . . . . . . . . . . . .	3,000,000	3,319,320
LCTCS Act 360 Project, 5.00%, 10/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,491,700

98	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
LCTCS Act 360 Project, 5.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$ 5,812,350
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC
Insured, 4.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	800,000	911,920
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC
Insured, 4.00%, 10/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	620,000	704,866
McNeese State University Student Parking, Cowboy Facilities Inc. Project, AGMC Insured, 5.00%,
3/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	1,942,722
Ragin' Cajun Facilities Inc., Student Housing and Parking Project, AGMC Insured, 5.00%, 10/01/48 . . . .	3,500,000	4,182,640
Ragin' Cajun Facilities Inc., Student Housing and Parking Project, Refunding, AGMC Insured, 5.00%,
10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,680,000	3,274,102
Southeastern Louisiana University Student Housing/University Facilities Inc. Project, Refunding, AGMC
Insured, 4.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,161,510
Woman's Hospital Foundation Project, Refunding, Series A, 5.00%, 10/01/44. . . . . . . . . . . . . . . . . . . .	5,000,000	6,042,400
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Refunding, Series A, 5.00%, 7/01/35 . . . . .	4,965,000	5,861,232
Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/47 . . . . . . . . . . . . .	5,000,000	5,985,950
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 5.00%, 7/01/35 . .	35,000	42,550
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,029,850
Louisiana Children's Medical Center Project, Series A1, 5.00%, 6/01/45 . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,216,600
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	4,398,300
CHRISTUS Health, Series E, 5.00%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,218,200
Loyola University Project, 5.00%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,230,500
Loyola University Project, Pre-Refunded, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,016,200
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,000	37,115
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,352,000
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000	24,743
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,131,200
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,730,000	2,062,056
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,882,450
Tulane University of Louisiana Project, Refunding, Series A, 5.00%, 12/15/41 . . . . . . . . . . . . . . . . . . .	3,000,000	3,620,430
Tulane University of Louisiana Project, Refunding, Series A, 4.00%, 12/15/50 . . . . . . . . . . . . . . . . . . .	2,000,000	2,258,880
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,540,000	6,145,688
Louisiana State Gasoline and Fuels Tax Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,543,870
second lien, Refunding, Series C, 5.00%, 5/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,295,350
second lien, Refunding, Series C, 5.00%, 5/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,474,100
second lien, Refunding, Series C-1, 5.00%, 5/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,615,550
Louisiana State GO,
Refunding, Series A, 5.00%, 9/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,187,050
Refunding, Series C, 5.00%, 8/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,200,000	8,466,192
Series A, 5.00%, 3/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,893,490
Louisiana State Grant Anticipation Revenue,
Series A, 5.00%, 9/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,644,400
Series A, 5.00%, 9/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,750,000	6,253,137
franklintempleton.com	Annual Report	99

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Highway Improvement Revenue,
Series A, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,860,000	$ 3,231,829
Series A, 5.00%, 6/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,850,000	11,439,002
Louisiana State Public Facilities Authority Lease Revenue,
Provident Group-Flagship Properties LLC, Louisiana State University Greenhouse District Project,
5.00%, 7/01/52 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,310,000	2,747,560
Provident Group-Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series
A, 5.00%, 7/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,500,000	7,658,040
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38 . . . . . . . . . . . . . . .	4,500,000	5,114,250
Louisiana State Unclaimed Property Special Revenue, I-49 North Project, 5.00%, 9/01/33 . . . . . . . . . . . . . .	5,860,000	6,648,404
Louisiana State University and Agricultural and Mechanical College Revenue,
Board of Supervisors, Auxiliary, Pre-Refunded, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,551,960
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,163,570
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,040,000	1,208,584
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,157,980
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,388,930
Board of Supervisors, Auxiliary, Series A, Pre-Refunded, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,069,050
Natchitoches Parish School District No. 9 GO, School, AGMC Insured, 5.00%, 3/01/38 . . . . . . . . . . . . . . . .	1,440,000	1,824,638
New Orleans Aviation Board Revenue, General Airport, North Terminal Project, Series A, 5.00%, 1/01/48 . . .	10,000,000	12,018,100
Parish of East Baton Rouge Capital Improvements District Movebr Sales Tax Revenue,
4.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,758,255
5.00%, 8/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,469,220
Port of New Orleans Board of Commissioners Port Facility Revenue, Series A, AGMC Insured, 5.00%,
4/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,375,350
Ruston Sales Tax Revenue, AGMC Insured, 5.00%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,085,000	1,306,752
Shreveport GO, Pre-Refunded, 5.00%, 8/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,790,000	5,070,311
Shreveport Limited Obligation Revenue, Independence Stadium Project, Refunding, BAM Insured, 5.00%,
3/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,873,305
Shreveport Water and Sewer Revenue, Series B, 5.00%, 12/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,803,440
St. Charles Parish School Board Sales and Use Tax Revenue, 4.00%, 8/01/38 . . . . . . . . . . . . . . . . . . . . . .	805,000	953,378
St. Tammany Parish Hospital Service District No. 1 Hospital Revenue, St. Tammany Parish Hospital Project,
Refunding, Series A, 5.00%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,086,100
St. Tammany Parish Utilities Revenue,
Series B, Pre-Refunded, 5.50%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,650,000	2,700,774
Series B, Pre-Refunded, 5.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,290,000	3,346,292
Terrebonne Levee and Conservation District Public Improvement Sales Tax Revenue, 5.00%, 7/01/38. . . . . .	2,000,000	2,248,300
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured,
Pre-Refunded, 5.00%, 4/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,265,000	2,367,627

		392,376,225

100	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 1.3%
Puerto Rico 1.3%
a Puerto Rico Electric Power Authority Power Revenue, Series WW-RSA-1, 5.25%, 7/01/33 . . . . . . . . . . . . . .	$6,450,000	$ 5,168,062
. . . . . . . . . . . . . .Total Municipal Bonds (Cost $365,888,858) 97.2% . . . . . . . . . . . . . . . .		397,544,287
Other Assets, less Liabilities 2.8%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		11,625,090
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$409,169,377

See Abbreviations on page 173.

aSee Note 7 regarding defaulted securities.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	101

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Maryland Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.80$10.76

0.290.15

0.570.04

0.860.19

(0.31)(0.15)

$11.35$10.80

8.11%1.84%

0.88%0.88%

2.65%2.95%

$60,104$26,572

7.50%5.33%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

102	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Maryland Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.80	$10.76	$11.10	$11.35	$11.55

0.31	0.33	0.34	0.39	0.42
0.58	0.05	(0.32)	(0.24)	(0.21)

0.89	0.38	0.02	0.15	0.21

(0.33)	(0.34)	(0.36)	(0.40)	(0.41)

$11.36	$10.80	$10.76	$11.10	$11.35

8.27%	3.59%	0.13%	1.31%	1.88%
0.73%e	0.73%e	0.70%	0.67%	0.67%
2.80%	3.10%	3.07%	3.47%	3.70%
$270,309	$279,750	$319,120	$351,933	$369,661
7.50%	5.33%	11.36%	33.34%	9.77%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	103

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Maryland Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.02	$10.98	$11.31	$11.56	$11.75

0.25	0.28	0.28	0.34	0.36
0.59	0.04	(0.32)	(0.25)	(0.20)

0.84	0.32	(0.04)	0.09	0.16

(0.27)	(0.28)	(0.29)	(0.34)	(0.35)

$11.59	$11.02	$10.98	$11.31	$11.56

7.75%	2.94%	(0.34)%	0.72%	1.38%
1.28%e	1.28%e	1.25%	1.22%	1.22%
2.25%	2.55%	2.52%	2.92%	3.15%
$45,502	$56,323	$92,553	$115,011	$117,167
7.50%	5.33%	11.36%	33.34%	9.77%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

104	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Maryland Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.82	$10.78	$11.05

0.32	0.35	0.21
0.58	0.04	(0.27)

0.90	0.39	(0.06)

(0.35)	(0.35)	(0.21)

$11.37	$10.82	$10.78

8.41%	3.71%	(0.58)%
0.60%	0.61%	0.62%
0.58%g	0.58%g	0.56%
2.95%	3.25%	3.21%
$3,642	$1,753	$1,376
7.50%	5.33%	11.36%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	105

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Maryland Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.81	$10.77	$11.11	$11.35	$11.56

0.32	0.34	0.35	0.41	0.43
0.58	0.05	(0.32)	(0.24)	(0.22)

0.90	0.39	0.03	0.17	0.21

(0.34)	(0.35)	(0.37)	(0.41)	(0.42)

$11.37	$10.81	$10.77	$11.11	$11.35

8.47%	3.68%	0.22%	1.50%	1.90%
0.63%d	0.63%d	0.60%	0.57%	0.57%
2.90%	3.20%	3.17%	3.57%	3.80%
$54,079	$44,264	$40,532	$42,625	$28,464
7.50%	5.33%	11.36%	33.34%	9.77%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

106	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Maryland Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 98.1%
Maryland 93.1%
Annapolis GO, Public Improvements, Pre-Refunded, 5.00%, 8/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,250,000	$ 1,324,975
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,140,000	3,526,251
Consolidated Water and Sewer, 5.00%, 4/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,620,000	13,159,757
a Anne Arundel County MFHR, Glenview Gardens Apartments Project, Mandatory Put, 5.00%, 1/01/27 . . . . .	1,900,000	1,943,130
Baltimore County GO,
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,900,000	3,547,251
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,900,000	3,535,709
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Series A, 5.00%, 7/01/41 . . . . . . . . . . . . . .	14,435,000	15,155,306
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/46. . . . .	5,000,000	6,084,800
Mayor and City Council of Baltimore, Water Projects, Refunding, Series B, 5.00%, 7/01/38 . . . . . . . . . .	5,000,000	5,724,100
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/38 . . . . . . . . . . . . . . . . . .	8,930,000	10,223,243
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . .	7,845,000	8,236,465
Howard County Housing Commission Revenue,
Gateway Village Apartments, 4.00%, 6/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,185,960
The Verona at Oakland Mills Project, 5.00%, 10/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,241,200
Woodfield Oxford Square Apartments, 5.00%, 12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,001,350
Maryland CDA Department Housing and Community Development Revenue, Residential, Refunding, Series
A, 3.85%, 9/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,697,800
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%,
11/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,935,000	4,041,048
Maryland Stadium Authority Revenue, Baltimore City Public Schools, Construction and Revitalization
Program, 5.00%, 5/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,085,000	12,209,809
Maryland State CDA Department Housing and Community Development Revenue,
Series D, 3.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,598,925
Series D, 3.20%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,067,930
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Senior Obligations, Series A-1, 4.00%, 6/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,300,000	2,600,035
Senior Obligations, Series A-1, 5.00%, 6/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,310,000	1,630,177
Senior Obligations, Series B-1, 4.00%, 6/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,527,490
Subordinate Obligations, Series A-2, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,917,060
Maryland State Department of Transportation, Consolidated Transportation Revenue, 4.00%, 10/01/32 . . . .	5,000,000	6,003,050
Maryland State EDC Student Housing Revenue,
Salisbury University Project, Refunding, 5.00%, 6/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,040,000	2,249,732
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,583,300
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . .	4,750,000	5,150,758
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,150,000	2,314,841
Senior, Towson University Project, 5.00%, 7/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,145,000	1,249,893
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/35 . . . . . . . . . .	4,225,000	5,124,967
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/43 . . . . . . . . . .	3,305,000	3,991,184
University Village at Sheppard Pratt, 5.00%, 7/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,626,555
University Village at Sheppard Pratt, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,495,000	2,688,462
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	9,749,120
Anne Arundel Health System Issue, Refunding, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,514,000
Charlestown Community Issue, Refunding, Series A, 5.00%, 1/01/45 . . . . . . . . . . . . . . . . . . . . . . . . .	4,170,000	4,952,375
franklintempleton.com	Annual Report	107

F RANKLIN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Maryland Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,500,000	$ 1,626,855
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,470,000	8,920,973
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,655,000	11,322,515
Johns Hopkins Medical Institutions Utilities Program Issue, Refunding, Series A, 5.00%, 5/15/37 . . . . . .	10,000,000	12,041,300
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,453,050
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	16,333,650
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,602,050
LifeBridge Health Issue, Refunding, 5.00%, 7/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,471,000
LifeBridge Health Issue, Refunding, 5.00%, 7/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,819,560
Loyola University Maryland, Refunding, 5.00%, 10/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,612,543
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,553,860
Loyola University Maryland, Series A, Pre-Refunded, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . .	5,275,000	5,827,662
Maryland Institute College of Art Issue, Refunding, 5.00%, 6/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,088,960
Maryland Institute College of Art Issue, Refunding, 4.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,325,000	5,911,975
Medstar Health Issue, Series A, 5.00%, 8/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,578,850
Medstar Health Issue, Series A, 5.00%, 5/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,048,950
Meritus Medical Center Issue, Refunding, 5.00%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,535,000	9,895,906
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%,
7/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	655,000	661,779
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%,
7/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,052,000
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B, AMBAC
Insured, 5.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,200,000	6,208,866
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . .	6,330,000	7,239,558
Trinity Health Credit Group, 5.00%, 12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,680,000	2,063,342
University of Maryland Medical System Issue, Refunding, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . .	2,100,000	2,462,586
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/39 . . . . . . . . . . . . . . .	10,000,000	12,138,900
University of Maryland Medical System Issue, Series D, 4.00%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,617,700
Maryland State Industrial Development Financing Authority EDR,
McDonogh School Facility, Refunding, 4.00%, 9/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,100,000	1,299,023
McDonogh School Facility, Refunding, 4.00%, 9/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	610,000	715,408
Montgomery County GO,
Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20 . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,019,600
Consolidated Public Improvement, Refunding, Series A, 4.00%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,976,080
Montgomery County Revenue,
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,625,000	1,696,468
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,230,000	2,327,340
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,470,000	2,575,642
Department of Liquor Control, Series A, 5.00%, 4/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,935,000	2,018,186
Montgomery County Water Quality Protection Charge Revenue,
Series A, 5.00%, 4/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,855,000	1,860,862
Series A, 5.00%, 4/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,240,000	1,243,881
Prince George's County COP, Public Safety Communications Center, 5.00%, 10/01/30 . . . . . . . . . . . . . . . .	2,060,000	2,107,462
Prince George's County GO, Consolidated Public Improvement, Series A, 4.00%, 7/15/35 . . . . . . . . . . . . . .	11,405,000	13,862,321

108	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Maryland Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Maryland (continued)
Washington Suburban Sanitary District GO,
Montgomery and Prince George's Counties, Consolidated Public Improvement, Second Series, 5.00%,
6/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$ 6,198,300
Montgomery and Prince George's Counties, Consolidated Public Improvement, Second Series, 4.00%,
6/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,070,000	9,188,825
Washington Suburban Sanitary District Revenue, Green Bond, Second Series, 3.00%, 6/01/44 . . . . . . . . . .	2,350,000	2,551,254

		403,573,050
District of Columbia 3.2%

Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series B, 5.00%, 7/01/42 . . . . . . . .	11,000,000	13,749,780
U.S. Territories 1.8%

Puerto Rico 1.8%
b Puerto Rico Electric Power Authority Power Revenue,
Series WW-RSA-1, 5.50%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	4,018,750
Series XX-RSA-1, 5.25%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	4,006,250

		8,025,000
Total Municipal Bonds before Short Term Investments (Cost $393,700,211) . . . . .
		425,347,830

Short Term Investments 0.9%

Municipal Bonds 0.9%

Maryland 0.9%

cMaryland State Health and Higher Educational Facilities Authority Revenue, University of Maryland Medical

System Issue, Refunding, Series D, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.19%, 7/01/41 . . .	2,400,000	2,400,000

cMontgomery County GO, Consolidated Public Improvement, Series E, SPA US Bank National Association,

Daily VRDN and Put, 1.17%, 11/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,600,000
Total Short Term Investments (Cost $4,000,000)
		4,000,000
Total Investments (Cost $397,700,211) 99.0%. . .
		429,347,830
Other Assets, less Liabilities 1.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		4,287,645
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$433,635,475

See Abbreviations on page 173.

aThe maturity date shown represents the mandatory put date. bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	109

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Missouri Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.47$11.41

0.310.16

0.630.06

0.940.22

(0.32)(0.16)

$12.09$11.47

8.32%1.98%

0.81%0.84%

2.62%2.96%

$122,845$63,400

14.83%9.79%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

110	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Missouri Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.46	$11.38	$11.74	$12.05	$12.21

0.33	0.35	0.36	0.42	0.45
0.64	0.09	(0.34)	(0.30)	(0.18)

0.97	0.44	0.02	0.12	0.27

(0.34)	(0.36)	(0.38)	(0.43)	(0.43)

$12.09	$11.46	$11.38	$11.74	$12.05

8.58%	3.90%	0.12%	0.94%	2.26%
0.66%e	0.69%e	0.66%	0.65%	0.64%
2.77%	3.11%	3.05%	3.52%	3.72%
$708,399	$700,839	$793,226	$873,204	$880,848
14.83%	9.79%	20.04%	11.66%	7.97%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	111

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Missouri Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.58	$11.49	$11.86	$12.17	$12.32

0.26	0.29	0.29	0.36	0.38
0.65	0.09	(0.35)	(0.31)	(0.17)

0.91	0.38	(0.06)	0.05	0.21

(0.28)	(0.29)	(0.31)	(0.36)	(0.36)

$12.21	$11.58	$11.49	$11.86	$12.17

7.92%	3.37%	(0.53)%	0.38%	1.77%
1.21%e	1.24%e	1.21%	1.20%	1.19%
2.22%	2.56%	2.50%	2.97%	3.17%
$104,721	$108,739	$149,306	$169,821	$167,284
14.83%	9.79%	20.04%	11.66%	7.97%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

112	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Missouri Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.47	$11.38	$11.72

0.34	0.37	0.22
0.65	0.09	(0.35)

0.99	0.46	(0.13)

(0.36)	(0.37)	(0.21)

$12.10	$11.47	$11.38

8.71%	4.12%	(1.11)%
0.54%	0.55%	0.55%
0.53%g	0.54%g	0.53%
2.90%	3.26%	3.18%
$23,700	$18,929	$17,534
14.83%	9.79%	20.04%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	113

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Missouri Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.47	$11.38	$11.75	$12.06	$12.22

0.34	0.37	0.37	0.44	0.46
0.63	0.09	(0.35)	(0.31)	(0.18)

0.97	0.46	0.02	0.13	0.28

(0.35)	(0.37)	(0.39)	(0.44)	(0.44)

$12.09	$11.47	$11.38	$11.75	$12.06

8.59%	4.09%	0.12%	1.04%	2.37%
0.56%d	0.59%d	0.56%	0.55%	0.54%
2.87%	3.21%	3.15%	3.62%	3.82%
$82,970	$60,117	$72,460	$83,686	$46,051
14.83%	9.79%	20.04%	11.66%	7.97%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

114	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Missouri Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 96.7%
Missouri 94.2%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation
Revenue,
combined lien, Refunding, Series A, 5.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$14,425,000	$ 15,889,859
combined lien, Refunding, Series A, 5.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,961,800
combined lien, Refunding, Series A, 5.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,995,000	14,156,942
combined lien, Refunding, Series A, 4.00%, 10/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,809,600
Cape Girardeau County IDA Health Facilities Revenue,
St. Francis Medical Center, Refunding, 5.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,110,000	6,087,952
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,414,900
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	11,859,320
Cape Girardeau County IDA Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co.
Project, 5.30%, 5/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,875,000	6,893,906
Cape Girardeau County Reorganized School District No. R-2 GO,
Missouri Direct Deposit Program, Jackson R-2 School District, 4.00%, 3/01/32 . . . . . . . . . . . . . . . . .	1,000,000	1,193,370
Missouri Direct Deposit Program, Jackson R-2 School District, 4.00%, 3/01/33 . . . . . . . . . . . . . . . . .	1,000,000	1,189,880
Missouri Direct Deposit Program, Jackson R-2 School District, 5.00%, 3/01/38 . . . . . . . . . . . . . . . . .	2,195,000	2,801,369
a Cape Girardeau County Reorganized School District R-II GO, Series A, 4.00%, 4/01/39 . . . . . . . . . . . . . .	1,150,000	1,322,454
Cape Girardeau School District No. 63 GO,
Missouri Direct Deposit Program, Refunding and Improvement, 4.00%, 3/01/38 . . . . . . . . . . . . . . . . .	650,000	764,881
Missouri Direct Deposit Program, Refunding and Improvement, 4.00%, 3/01/39 . . . . . . . . . . . . . . . . .	500,000	587,305
Clay County Public School District No. 53 Liberty GO, School Building, 4.00%, 3/01/37 . . . . . . . . . . . . . . .	4,500,000	5,083,290
Clay County Reorganization School District No. R-1 Kearney GO,
Direct Deposit Program, School Building, 3.00%, 3/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,670,000	1,776,730
Direct Deposit Program, School Building, 3.00%, 3/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,730,000	1,838,540
Direct Deposit Program, School Building, 3.00%, 3/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,540,000	1,634,279
Direct Deposit Program, School Building, 3.125%, 3/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,855,000	1,976,911
Curators of the University of Missouri System Facilities Revenue, Refunding, 5.00%, 11/01/27 . . . . . . . . .	1,065,000	1,137,761
Ferguson Reorganized School District No. R-2 GO,
St. Louis County, Missouri Direct Deposit Program, 4.00%, 5/01/32 . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,163,460
St. Louis County, Missouri Direct Deposit Program, 5.00%, 5/01/38 . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,774,363
Fort Osage R-1 School District Jackson County GO, School Building, Missouri Direct Deposit Program,
Refunding, 5.50%, 3/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,010,000	3,971,244
Greene County Reorganized School District No. 2 GO, Willard, School Building, Missouri Direct Deposit
Program, 4.00%, 3/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,204,410
Independence School District GO,
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27 . . . . . . . . . . . . . . . . . . . . . . .	3,300,000	3,300,000
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28 . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,000,000
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,000,000
Jackson County Consolidated School District No. 2 Raytown GO,
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,650,000	2,143,037
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,227,825
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,896,470
Jackson County CSD No. 58 GO,
Missouri Direct Deposit Program, School Building, Refunding, Series A, 4.00%, 3/01/36 . . . . . . . . . . .	3,910,000	4,529,813
Missouri Direct Deposit Program, School Building, Refunding, Series A, 4.00%, 3/01/37 . . . . . . . . . . .	1,300,000	1,502,397
Missouri Direct Deposit Program, School Building, Refunding, Series A, 4.00%, 3/01/38 . . . . . . . . . . .	1,650,000	1,899,975
franklintempleton.com	Annual Report	115

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STATEMEN T OF INVEST MENT S

Franklin Missouri Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Jackson County Reorganized School District No. 4 Blue Springs GO,
School Building, Missouri Direct Deposit Program, Series A, 5.50%, 3/01/36 . . . . . . . . . . . . . . . . . . .	$ 3,000,000	$4,098,030
School Building, Missouri Direct Deposit Program, Series A, 5.50%, 3/01/37 . . . . . . . . . . . . . . . . . . .	2,000,000	2,730,100
Jefferson City School District GO, Missouri Direct Deposit Program, 5.00%, 3/01/38 . . . . . . . . . . . . . . . . .	6,070,000	7,519,334
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, Pre-Refunded, 5.125%, 2/15/26. . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,243,900
Freeman Health System Project, Pre-Refunded, 5.00%, 2/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,150,000	1,195,391
Freeman Health System Project, Pre-Refunded, 5.50%, 2/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,055,000	2,145,810
Freeman Health System Project, Refunding, 5.00%, 2/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,524,440
Joplin Schools GO, Direct Deposit Program, Refunding, 4.00%, 3/01/32 . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,696,040
Kansas City IDA Airport Special Obligation Revenue,
Kansas City International Airport Terminal Modernization, Series A, 5.00%, 3/01/44. . . . . . . . . . . . . .	5,315,000	6,633,651
Kansas City International Airport Terminal Modernization Project, Series B, 5.00%, 3/01/46 . . . . . . . .	15,625,000	19,445,781
Kansas City International Airport Terminal Modernization Project, Series B, 5.00%, 3/01/54 . . . . . . . .	14,885,000	18,372,555
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29 . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,336,100
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30 . . . . . . . . . . . . . . . . . . . . .	12,000,000	12,806,640
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32 . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,178,530
Kansas City Sanitary Sewer System Revenue,
Improvement, Series A, 4.00%, 1/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,767,360
Improvement and Refunding, Series A, 5.00%, 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,210,000	30,160,493
Sub Series A, 4.00%, 1/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,790,150
Kansas City Water Revenue, Series A, 4.00%, 12/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,970,000	5,671,168
a Lindbergh School District GO, St. Louis County, 3.00%, 3/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,815,000	6,356,900
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Improvement, Series B, Pre-Refunded, 5.00%, 5/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,390,000	4,041,965
Improvement, Series B, Pre-Refunded, 5.00%, 5/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,610,000	1,946,667
Improvement and Refunding, Series A, 5.00%, 5/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,251,650
Improvement and Refunding, Series A, 5.00%, 5/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,428,000
Improvement and Refunding, Series B, 5.00%, 5/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,770,000	10,555,221
Series B, 5.00%, 5/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,531,135
Series B, 5.00%, 5/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,290,000	8,097,369
Series C, 5.00%, 5/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,700,000	30,181,177
Missouri Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,428,500
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,600,000	3,723,840
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,400,000	3,516,960
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%,
10/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,870,000	3,879,365
Missouri State Development Finance Board Revenue, Infrastructure Facilities, City of Independence,
Electric System, Dogwood Project, Series A, 5.00%, 6/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,429,000
Missouri State Development Finance Board Solid Waste Disposal Revenue, The Procter and Gamble
Paper Products Co. Project, 5.20%, 3/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,920,130

116	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Missouri Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and
Drinking Water Revenue,
SRF Programs, Refunding, Series A, 5.00%, 1/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,485,000	$ 12,514,589
SRF Programs, Refunding, Series A, 5.00%, 1/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,890,000	7,908,699
SRF Programs, Refunding, Series A, 5.00%, 1/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,315,000	2,636,831
SRF Programs, Refunding, Series B, 5.50%, 7/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60,000	60,224
SRF Programs, Series A, 5.75%, 1/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	190,000	190,699
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Bethesda Health Group Inc., 5.00%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,650,000	1,835,312
Bethesda Health Group Inc., 5.00%, 8/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,300,000	1,439,230
BJC Health System, 5.00%, 1/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,175,000	9,093,052
CoxHealth, Refunding, Series A, 5.00%, 11/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,000,000	19,839,000
CoxHealth, Series A, 5.00%, 11/15/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,680,000	13,212,533
CoxHealth, Series A, 4.00%, 11/15/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,794,650
CoxHealth, Series A, 5.00%, 11/15/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,760,000	3,109,361
Mercy Health, 4.00%, 11/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,485,920
Mercy Health, Refunding, Series C, 5.00%, 11/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,500,000	15,476,250
Mercy Health, Series F, 5.00%, 11/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	28,944,500
SSM Health, Series A, 5.00%, 6/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,097,850
SSM Health Care, Series B, Pre-Refunded, 5.00%, 6/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,150,000	16,314,245
SSM Health Care, Series B, Pre-Refunded, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,071,190
St. Anthony's Medical Center, Refunding, Series B, 5.00%, 2/01/45 . . . . . . . . . . . . . . . . . . . . . . . . .	6,870,000	7,965,353
St. Luke's Health System Inc., Refunding, 5.00%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,950,000	4,789,809
St. Luke's Health System Inc., Refunding, Series A, 5.00%, 11/15/43 . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,453,820
Missouri State Health and Educational Facilities Authority Revenue,
Educational Facilities, A.T. Still University of Health Sciences, Pre-Refunded, 5.00%, 10/01/26 . . . . . .	3,095,000	3,297,382
Educational Facilities, A.T. Still University of Health Sciences, Pre-Refunded, 5.25%, 10/01/31 . . . . . .	1,200,000	1,283,160
Educational Facilities, A.T. Still University of Health Sciences, Pre-Refunded, 5.00%, 10/01/39 . . . . . .	1,250,000	1,432,888
Educational Facilities, A.T. Still University of Health Sciences, Pre-Refunded, 5.25%, 10/01/41 . . . . . .	4,500,000	4,811,850
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%,
6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,800,000	3,410,960
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%,
6/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,875,000	5,899,481
Educational Facilities, Lake Regional Health System, Refunding, 5.00%, 2/15/34 . . . . . . . . . . . . . . . .	7,000,000	7,416,150
Educational Facilities, Maryville University St. Louis Project, 5.00%, 6/15/44 . . . . . . . . . . . . . . . . . . .	5,000,000	5,661,900
Educational Facilities, Maryville University St. Louis Project, Series A, 5.00%, 6/15/45 . . . . . . . . . . . .	4,000,000	4,828,640
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/38 . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,906,600
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/46 . . . . . . . . . . . . . . . . . . . . . . . .	5,775,000	7,281,466
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	18,112,800
Educational Facilities, University of Central Missouri, Series C, 5.00%, 10/01/34 . . . . . . . . . . . . . . . .	5,000,000	5,685,050
Educational Facilities, The Washington University, Series B, 5.00%, 11/15/37 . . . . . . . . . . . . . . . . . .	10,000,000	10,665,600
Educational Facilities, Webster University Project, Improvement, Pre-Refunded, 5.00%, 4/01/36 . . . . .	7,000,000	7,313,250
Lutheran Senior Services Projects, Refunding, Series B, 5.00%, 2/01/46. . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,597,760
Lutheran Senior Services Projects, Series C, 5.00%, 2/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,466,940
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31 . . . . . . . . . . . . . . . . . . . .	1,900,000	1,980,161
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41 . . . . . . . . . . . . . . . . . . . .	4,250,000	4,441,675
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/46 . . . . . . . . . . . . .	11,575,000	13,304,768
franklintempleton.com	Annual Report	117

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STATEMEN T OF INVEST MENT S

Franklin Missouri Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Missouri State Housing Development Commission SFMR,
First Place Homeownership Loan Program, Series C, GNMA Secured, 3.00%, 11/01/44. . . . . . . . . . .	$ 4,000,000	$4,202,720
Homeownership Loan Program, First Place, Series B, 4.00%, 11/01/38 . . . . . . . . . . . . . . . . . . . . . .	1,385,000	1,569,925
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,442,260
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,294,140
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,720,035
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,291,020
Iatan 2 Project, Series A, 5.00%, 12/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,335,000	8,748,308
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,757,900
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	8,814,225
Prairie State Project, Refunding, Series A, 5.00%, 12/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,787,520
Prairie State Project, Refunding, Series A, 5.00%, 12/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,173,840
Prairie State Project, Refunding, Series A, 5.00%, 12/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27,950,000	33,598,136
Monarch-Chesterfield Levee District Special Tax, St. Louis County, Levee District, Refunding, 5.00%,
3/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,395,000	4,979,447
Move Rolla Transportation Development District Transportation Sales Tax Revenue, 4.75%, 6/01/47. . . . . .	5,000,000	5,535,850
Nixa Public Schools GO, School Building, Direct Deposit Program, Refunding, 4.00%, 3/01/39 . . . . . . . . .	1,000,000	1,157,890
Peculiar Combined Waterworks and Sewerage System Revenue,
Assured Guaranty, 4.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,164,960
Assured Guaranty, 4.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,405,000	2,784,677
Riverside-Quindaro Bend Levee District Revenue,
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/26. . . . . . . . . . . . .	1,000,000	1,161,760
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/29. . . . . . . . . . . . .	2,585,000	3,007,906
Sikeston Electric Revenue,
Refunding, 5.00%, 6/01/20. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,046,600
Refunding, 5.00%, 6/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,130,000	13,737,656
Refunding, 5.00%, 6/01/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,570,000	13,592,695
Springfield School District No. R-XII GO,
School Building, 5.00%, 3/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,250,000	31,734,520
School Building, Missouri Direct Deposit Program, 5.00%, 3/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,119,920
Springfield Special Obligation Revenue,
Sewer System Improvements Project, 5.00%, 4/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,795,000	1,943,877
Sewer System Improvements Project, 5.00%, 4/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,885,000	2,040,927
St. Charles School District GO, Missouri Direct Deposit Program, 4.00%, 3/01/36. . . . . . . . . . . . . . . . . . .	2,000,000	2,284,900
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29 . . . . . . . . . . . . . . .	13,070,000	18,102,473
Series C, AGMC Insured, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,930,000	4,863,061
Series C, AGMC Insured, 5.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,770,000	13,238,807
Series D, AGMC Insured, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,238,650
Series D, AGMC Insured, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,415,000	1,749,789
Series D, AGMC Insured, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,125,000	1,386,225
Series D, AGMC Insured, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,229,410
St. Louis Lambert International Airport, Series A, 5.00%, 7/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	2,178,057
St. Louis Lambert International Airport, Series A, 5.00%, 7/01/49. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,782,046

118	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Missouri Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village, St. Louis Obligated Group, Refunding, 5.00%, 9/01/48 . . . . . . . . . . . . . . . . . . . . .	$ 7,095,000	$8,159,179
Friendship Village Chesterfield, Pre-Refunded, 5.00%, 9/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,165,000	3,486,026
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,840,630
St. Louis County Pattonville School District No. R-3 GO,
Series A, 5.00%, 3/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,334,018
Series A, 5.00%, 3/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,209,890
St. Louis County School District No. 101 Affton GO,
Direct Deposit Program, Series A, 5.00%, 3/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,905,345
Direct Deposit Program, Series A, 5.00%, 3/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,595,000	2,018,377
Direct Deposit Program, Series A, 5.00%, 3/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	2,147,610
Direct Deposit Program, Series A, 5.00%, 3/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,810,000	2,280,510
Direct Deposit Program, Series A, 5.00%, 3/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,920,000	2,410,176
a St. Louis Municipal Library District COPS,
Refunding, 4.00%, 3/15/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	4,409,888
Refunding, 4.00%, 3/15/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,913,600
Washington School District GO,
Franklin County, Missouri Direct Deposit Program, 4.00%, 3/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,450,240
Franklin County, Missouri Direct Deposit Program, 4.00%, 3/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,720,935
Wentzville R-IV School District GO, Missouri Direct Deposit Program, Refunding and Improvement, 4.00%,
3/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,400,000	17,788,078

		982,165,627
U.S. Territories 2.5%

Guam 0.6%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25 . . . . . . . . . . . . . .	5,420,000	5,976,417
Puerto Rico 1.9%

b Puerto Rico Electric Power Authority Power Revenue,
Series WW-RSA-1, 5.50%, 7/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,320,000	15,528,450
Series XX-RSA-1, 5.25%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	4,006,250

		19,534,700

Total U.S. Territories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		25,511,117
Total Municipal Bonds before Short Term Investments (Cost $937,207,426) . . . . .
		1,007,676,744

Short Term Investments 3.5%

Municipal Bonds 3.5%

Missouri 3.5%

cMissouri State Development Finance Board Revenue, Infrastructure Facilities, St. Louis Convention Center,

Series C, LOC US Bank National Association, Daily VRDN and Put, 1.16%, 12/01/20 . . . . . . . . . . . . . . .	1,415,000	1,415,000
c Missouri State health and Educational Facilities Authority Revenue,
Educational Facilities, St. Louis University, SPA US Bank National Association, Daily VRDN & Put,
1.18%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	780,000	780,000
Educational Facilities, The Washington University, Series D, SPA Wells Fargo Bank, 1.18%, Daily
VRDN and Put, 9/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	700,000
franklintempleton.com	Annual Report	119

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Missouri Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
Missouri (continued)
c Missouri State Health and Educational Facilities Authority Revenue,
Educational Facilities, The Washington University, Series B, SPA JPMorgan Chase Bank One, Daily
VRDN and Put, 1.19%, 3/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$19,800,000	$19,800,000
Educational Facilities, The Washington University, Series B, SPA US Bank National Association, Daily
VRDN and Put, 1.18%, 2/15/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,750,000	11,750,000
St. Louis University, Refunding, Series B-2, LOC Wells Fargo Bank, Daily VRDN and Put, 1.18%,
10/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,535,000	2,535,000
Total Short Term Investments (Cost $36,980,000) . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		36,980,000
Total Investments (Cost $974,187,426) 100.2% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		1,044,656,744
Other Assets, less Liabilities (0.2)% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		(2,021,841)
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$1,042,634,903

See Abbreviations on page 173.

aSecurity purchased on a when-issued basis. See Note 1(b). bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

120	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin North Carolina Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.30$11.26

0.280.15

0.560.04

0.840.19

(0.30)(0.15)

$11.84$11.30

7.50%1.77%

0.82%0.83%

2.48%2.86%

$101,981$49,192

15.22%11.61%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	121

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHT S

Franklin North Carolina Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.30	$11.28	$11.70	$11.97	$12.15

0.30	0.34	0.35	0.41	0.43
0.56	0.03	(0.40)	(0.27)	(0.19)

0.86	0.37	(0.05)	0.14	0.24

(0.32)	(0.35)	(0.37)	(0.41)	(0.42)

$11.84	$11.30	$11.28	$11.70	$11.97

7.66%	3.32%	(0.45)%	1.19%	2.01%
0.67%e	0.68%e	0.66%	0.64%	0.64%
2.63%	3.01%	3.00%	3.41%	3.62%
$567,825	$577,052	$660,167	$756,109	$794,675
15.22%	11.61%	10.07%	18.38%	7.23%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

122	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin North Carolina Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.49	$11.46	$11.88	$12.15	$12.33

0.24	0.28	0.29	0.35	0.37
0.56	0.03	(0.41)	(0.27)	(0.20)

0.80	0.31	(0.12)	0.08	0.17

(0.25)	(0.28)	(0.30)	(0.35)	(0.35)

$12.04	$11.49	$11.46	$11.88	$12.15

7.07%	2.78%	(1.00)%	0.61%	1.43%
1.22%e	1.23%e	1.21%	1.19%	1.19%
2.08%	2.46%	2.45%	2.86%	3.07%
$90,244	$105,371	$159,556	$197,705	$206,283
15.22%	11.61%	10.07%	18.38%	7.23%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	123

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin North Carolina Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.29	$11.27	$11.59

0.32	0.35	0.22
0.56	0.03	(0.33)

0.88	0.38	(0.11)

(0.33)	(0.36)	(0.21)

$11.84	$11.29	$11.27

7.90%	3.45%	(0.97)%
0.55%	0.56%	0.56%
0.54%g	0.54%g	0.53%
2.76%	3.15%	3.13%
$10,948	$7,776	$9,117
15.22%	11.61%	10.07%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

124	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin North Carolina Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.30	$11.28	$11.70	$11.97	$12.15

0.31	0.35	0.36	0.42	0.45
0.56	0.03	(0.40)	(0.26)	(0.20)

0.87	0.38	(0.04)	0.16	0.25

(0.33)	(0.36)	(0.38)	(0.43)	(0.43)

$11.84	$11.30	$11.28	$11.70	$11.97

7.77%	3.42%	(0.36)%	1.29%	2.12%
0.57%d	0.58%d	0.56%	0.54%	0.54%
2.73%	3.11%	3.10%	3.51%	3.72%
$105,851	$84,506	$80,819	$109,365	$89,119
15.22%	11.61%	10.07%	18.38%	7.23%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	125

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin North Carolina Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 95.2%
North Carolina 94.3%
Buncombe County Limited Obligation Revenue, Refunding, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,000,000	$ 3,613,770
Cape Fear Public Utility Authority Water & Sewerage System Revenue, Refunding, Series A, 4.00%, 8/01/44 .	8,000,000	9,505,760
Cape Fear Public Utility Authority Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 8/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,474,000
Pre-Refunded, 5.00%, 6/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,644,605
Cary Combined Enterprise System Revenue,
5.00%, 12/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,710,000	2,113,355
Pre-Refunded, 5.00%, 12/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,158,000
Refunding, Series B, 4.00%, 12/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	9,399,680
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34. . . . . . . . . . . . . . . . . . . .	3,765,000	3,821,739
Charlotte Douglas International Airport, Refunding, Series A, 4.00%, 7/01/44. . . . . . . . . . . . . . . . . . . .	3,550,000	4,216,725
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,038,820
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,531,700
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,460,000	5,721,199
Charlotte Douglas International Airport, Series B, 4.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,515,000	6,473,176
Charlotte COP,
Convention Facility Projects, Refunding, Series A, 5.00%, 6/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,250,000	10,642,005
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,507,675
Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 12/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,970,000	9,353,512
Charlotte Water and Sewer System Revenue,
Refunding, 4.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,978,700
Refunding, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,033,100
Refunding, Series B, 5.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,133,100
The Charlotte-Mecklenburg Hospital Authority Revenue,
Atrium Health, Health Care, Refunding, Series A, 5.00%, 1/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,394,350
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	23,633,400
Carolinas HealthCare System, Series A, 5.125%, 1/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,137,040
Carolinas HealthCare System, Series A, 5.25%, 1/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,344,500
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper Co.
Projects, Series A, 5.70%, 5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,518,550
Dare County Utilities Systems Revenue, Pre-Refunded, 5.00%, 2/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,193,950
Durham County GO,
Refunding, 4.00%, 6/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	608,815
Refunding, 4.00%, 6/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	450,000	544,284
Refunding, 4.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	841,764
Durham Utility System Revenue, Pre-Refunded, 5.00%, 6/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,211,680
Fayetteville Public Works Commission Revenue, Refunding, 4.00%, 3/01/41. . . . . . . . . . . . . . . . . . . . . . . .	4,015,000	4,674,624
Greensboro GO, Public Improvement, Refunding, Series B, 5.00%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,672,350
Greenville Utilities Commission Combined Enterprise System Revenue, 5.00%, 8/01/44 . . . . . . . . . . . . . . .	4,750,000	6,143,650
Guilford County GO, Public Improvement, Series B, 4.00%, 5/01/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,943,450
Mecklenburg County GO,
Public Improvement, Series A, 4.00%, 4/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,994,150
School, Series A, 5.00%, 4/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,028,150
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,307,000
AGMC Insured, 5.00%, 11/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,256,075

126	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
New Hanover County Hospital Revenue,
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$ 5,924,200
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . .	13,565,000	15,967,090
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Wake Forest University, 4.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	23,040,000
Wake Forest University, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,500,000	16,762,410
Wake Forest University, Refunding, 4.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,754,800
Wake Forest University, Refunding, 4.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,282,045
Wake Forest University, Refunding, 4.00%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,250,000	5,985,525
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,296,320
Davidson College, 5.00%, 3/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,749,970
Duke University Project, Refunding, Series B, 5.00%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,585,000	16,371,555
Duke University Project, Refunding, Series B, 5.00%, 7/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,375,400
Duke University Project, Refunding, Series B, 4.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,085,000	5,864,988
Duke University Project, Refunding, Series B, 5.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	13,589,400
North Carolina HFA Home Ownership Revenue,
Series 42, 2.45%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,040,670
Series 42, 2.625%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,133,800
Series 42, 2.85%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,623,025
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series A, 5.00%,
1/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,200,000	5,088,468
North Carolina State Capital Improvement Limited Obligation Revenue, Series C, Pre-Refunded, 5.00%,
5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,493,900
North Carolina State GO,
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,068,700
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,068,700
Refunding, Series A, 5.00%, 6/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,866,840
North Carolina State HFA Home Ownership Revenue,
Series 41, GNMA Secured, 3.55%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,480,000	7,083,742
Series 41, GNMA Secured, 3.625%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,970,000	10,857,230
Series 43, GNMA Secured, 2.80%, 1/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,312,660
Series 43, GNMA Secured, 2.95%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	2,901,910
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Series A, Pre-Refunded, 6.50%, 7/01/31 . . . . . . . . . . . . . . .	5,000,000	5,369,350
Appalachian Regional Healthcare System, Series A, Pre-Refunded, 6.625%, 7/01/34 . . . . . . . . . . . . . .	6,000,000	6,453,120
Duke University Health System, Refunding, Series D, 4.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,929,320
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,937,000
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . .	8,150,000	8,231,907
Rex Healthcare, Refunding, Series A, 4.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	13,042,810
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46 . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	21,628,200
Presbyterian Homes, Refunding, Series C, 5.00%, 10/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,923,300
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,058,550
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . .	1,220,000	1,224,612
Vidant Health, 5.00%, 6/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,843,100
Vidant Health, Series A, Pre-Refunded, 5.00%, 6/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,468,500
Wake Forest Baptist Obligated Group, Series A, 5.00%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,274,010
franklintempleton.com	Annual Report	127

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
North Carolina State Medical Care Commission Health Care Facilities Revenue, (continued)
Wake Forest Baptist Obligated Group, Series A, 5.00%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,000,000	$ 1,272,250
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,419,700
North Carolina State Medical Care Commission Hospital Revenue, North Carolina Baptist Hospital,
Refunding, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,098,500
North Carolina State Medical Care Commission Retirement Facilities First Mortgage Revenue,
The Pines at Davidson Project, Series A, 5.00%, 1/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,677,800
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/37 . . . . . . . . . . . . . . . . .	1,200,000	1,365,156
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . .	1,250,000	1,414,450
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/47 . . . . . . . . . . . . . . . . .	2,540,000	2,865,425
North Carolina State University at Raleigh Revenue,
General, Refunding, Series A, 5.00%, 10/01/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,595,000	6,364,424
General, Refunding, Series A, 5.00%, 10/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,980,000	10,117,048
North Carolina Turnpike Authority Revenue,
Monroe Connector System, State Appropriation, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,249,500
Monroe Expressway Toll, Refunding, Series A, 5.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,930,025
Triangle Expressway System, Appropriation, Refunding, Series A, 4.00%, 1/01/36 . . . . . . . . . . . . . . . .	9,875,000	11,667,312
Triangle Expressway System, Appropriation, Refunding, Series A, 4.00%, 1/01/39 . . . . . . . . . . . . . . . .	9,815,000	11,503,376
Triangle Expressway System, senior lien, AGMC Insured, 5.00%, 1/01/49 . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,477,025
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/31 . . . . . . . . . . . . . .	1,000,000	1,239,630
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/39 . . . . . . . . . . . . . .	1,200,000	1,465,620
Oak Island Enterprise System Revenue, AGMC Insured, Refunding, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . .	1,000,000	1,247,910
Pitt County Revenue, Limited Obligation, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34 . . . . . . . . . . . . .	1,000,000	1,003,320
Raleigh Combined Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,915,000	12,419,362
Refunding, Series B, 4.00%, 3/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,179,140
Series A, 4.00%, 3/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,768,200
Series A, Pre-Refunded, 5.00%, 3/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,259,300
Raleigh GO, Refunding, Series A, 5.00%, 9/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,335,200
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	350,000	420,361
Refunding, Series A, 5.00%, 5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,192,140
Refunding, Series A, 5.00%, 5/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	550,000	653,851
a Refunding, Series A, 5.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,670,500
Refunding, Series A, 5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,785,000	10,858,230
a Refunding, Series A, 5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,280,000	1,706,227
Union County Enterprise Systems Revenue,
5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,223,550
Series A, 4.00%, 6/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,200,000	3,822,816
Series A, 4.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,325,000	2,756,287
University of North Carolina at Charlotte Revenue,
General, Board of Governors, 5.00%, 4/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,734,800
General, Board of Governors, 5.00%, 4/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,450,000	11,086,740
General, Board of Governors, Refunding, 5.00%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,427,400
General, Board of Governors, Refunding, Series A, 4.00%, 10/01/40. . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,586,713
General, Board of Governors, Refunding, Series A, 4.00%, 10/01/40. . . . . . . . . . . . . . . . . . . . . . . . . .	290,000	345,268
General, Board of Governors, Refunding, Series A, 4.00%, 10/01/45. . . . . . . . . . . . . . . . . . . . . . . . . .	1,415,000	1,666,290

128	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
University of North Carolina at Charlotte Revenue, (continued)
General, Board of Governors, Refunding, Series A, 4.00%, 10/01/49. . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,300,000	$ 1,522,638
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/37 . . . . . . . . . . . . . . . . . . . . . . . .	12,995,000	14,122,966
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/41 . . . . . . . . . . . . . . . . . . . . . . . .	18,000,000	19,562,400
University of North Carolina at Greensboro Revenue,
General, Board of Governors, 5.00%, 4/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,035,885
General, Board of Governors, 5.00%, 4/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,146,225
General, Board of Governors, Refunding, 4.00%, 4/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,205,000	1,414,586
General, Board of Governors, Refunding, 4.00%, 4/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,169,760
University of North Carolina at Wilmington Revenue, Student Housing Projects, Limited Obligation,
Refunding, 5.00%, 6/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,544,620
University of North Carolina Hospitals at Chapel Hill Revenue, Board of Governors, 5.00%, 2/01/46 . . . . . . .	4,265,000	5,061,489
University of North Carolina System Pool Revenue, Series A, Assured Guaranty, 5.00%, 10/01/33 . . . . . . . .	160,000	160,434
Wake County GO,
Public Improvement, Refunding, Series A, 5.00%, 3/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	10,466,960
Public Improvement, Refunding, Series A, 5.00%, 3/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,870,000	10,514,320
Wake County Limited Obligation Revenue, 4.00%, 9/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,250,000	6,335,962
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . .	225,000	225,709
Winston-Salem City Water and Sewer System Revenue,
4.00%, 6/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,574,000
Refunding, Series A, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,350,000	2,725,577
Refunding, Series A, 4.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,350,000	1,575,221
Refunding, Series A, 4.00%, 6/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,775,450

		827,120,578
U.S. Territories 0.9%

Puerto Rico 0.9%
b Puerto Rico Electric Power Authority Power Revenue, Series XX-RSA-1, 5.25%, 7/01/40 . . . . . . . . . . . . . . .	10,000,000	8,012,500
.Total Municipal Bonds before Short Term Investments (Cost $779,831,170) . . . . .		835,133,078
Short Term Investments 4.5%

Municipal Bonds 4.5%
North Carolina 4.5%
c The Charlotte-Mecklenburg Hospital Authority Revenue,
Atrium Health, Health Care, Series H, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.19%,
1/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,595,000	6,595,000
Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put,
1.19%, 1/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,585,000	2,585,000
Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and Put,
1.19%, 1/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,325,000	2,325,000
Carolinas HealthCare System, Series E, LOC TD Bank National Association, Daily VRDN and Put,
1.19%, 1/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,500,000
c North Carolina State Medical Care Commission Hospital Revenue, Moses Cone Health System, Series B,
SPA Bank of Montreal, Daily VRDN and Put, 1.16%, 10/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,045,000	22,045,000
franklintempleton.com	Annual Report	129

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin North Carolina Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments (continued)

Municipal Bonds (continued)

North Carolina (continued)

cRaleigh-Durham Airport Authority Airport Revenue, Refunding, Series C, LOC TD Bank National Association,

Weekly VRDN and Put, 1.10%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,985,000	$2,985,000
Total Short Term Investments (Cost $39,035,000)
		39,035,000
Total Investments (Cost $818,866,170) 99.7%. . . .
		874,168,078
Other Assets, less Liabilities 0.3%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		2,681,056
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$876,849,134

See Abbreviations on page 173.

aSecurity purchased on a when-issued basis. See Note 1(b). bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

130	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin Virginia Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.92$10.87

0.280.15

0.520.05

0.800.20

(0.30)(0.15)

$11.42$10.92

7.40%1.90%

0.84%0.84%

2.54%3.01%

$77,058$39,565

14.44%9.60%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	131

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Virginia Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.91	$10.91	$11.31	$11.54	$11.65

0.30	0.34	0.35	0.40	0.42
0.52	—d	(0.39)	(0.23)	(0.11)
0.82	0.34	(0.04)	0.17	0.31

(0.31)	(0.34)	(0.36)	(0.40)	(0.42)

$11.42	$10.91	$10.91	$11.31	$11.54

7.66%	3.22%	(0.34)%	1.51%	2.72%
0.69%f	0.69%f	0.68%g	0.65%	0.65%
2.69%	3.16%	3.15%	3.46%	3.65%
$398,547	$402,739	$454,423	$509,170	$540,857
14.44%	9.60%	9.87%	17.44%	5.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

132	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Virginia Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.10	$11.09	$11.49	$11.72	$11.82

0.24	0.29	0.30	0.34	0.36
0.54	—d	(0.40)	(0.23)	(0.11)
0.78	0.29	(0.10)	0.11	0.25

(0.26)	(0.28)	(0.30)	(0.34)	(0.35)

$11.62	$11.10	$11.09	$11.49	$11.72

7.07%	2.68%	(0.89)%	0.92%	2.20%
1.24%f	1.24%f	1.23%g	1.20%	1.20%
2.14%	2.61%	2.60%	2.91%	3.10%
$52,357	$62,041	$90,666	$107,936	$110,753
14.44%	9.60%	9.87%	17.44%	5.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	133

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Virginia Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.92	$10.91	$11.25

0.32	0.36	0.22
0.52	0.01	(0.35)

0.84	0.37	(0.13)

(0.33)	(0.36)	(0.21)

$11.43	$10.92	$10.91

7.80%	3.44%	(1.14)%
0.56%	0.57%	0.57%
0.55%g	0.55%g	0.54%
2.83%	3.30%	3.29%
$5,829	$4,947	$5,028
14.44%	9.60%	9.87%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

134	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Virginia Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.92	$10.92	$11.31	$11.54	$11.65

0.31	0.35	0.36	0.41	0.43
0.53	0.01	(0.38)	(0.22)	(0.11)

0.84	0.36	(0.02)	0.19	0.32

(0.33)	(0.36)	(0.37)	(0.42)	(0.43)

$11.43	$10.92	$10.92	$11.31	$11.54

7.76%	3.32%	(0.15)%	1.60%	2.82%
0.59%d	0.59%d	0.58%e	0.55%	0.55%
2.79%	3.26%	3.25%	3.56%	3.75%
$109,844	$84,880	$85,293	$87,359	$52,952
14.44%	9.60%	9.87%	17.44%	5.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	135

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Virginia Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 99.8%
Virginia 92.9%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 530,000	$547,766
Chesapeake Hospital Authority Facility Revenue,
Chesapeake Regional Medical Center, Refunding, 4.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,170,010
Chesapeake Regional Medical Center, Refunding, 4.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,623,720
Chesterfield County EDA Revenue,
Bon Secours Health System Inc., Series C-1, AGMC Insured, Pre-Refunded, 5.00%, 11/01/42. . . . . . . .	2,250,000	2,309,580
Bon Secours Health System Inc., Series C-2, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/42 . . . . .	8,000,000	8,211,840
Fairfax County EDA Residential Care Facilities Mortgage Revenue,
Goodwin House Inc., Refunding, Series A, 4.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,642,350
Goodwin House Inc., Refunding, Series A, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,840,000	6,758,106
Fairfax County EDA Revenue, Metrorail Parking System Project, 5.00%, 4/01/42. . . . . . . . . . . . . . . . . . . . .	5,085,000	6,252,058
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, Pre-
Refunded, 5.00%, 4/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,033,200
Fairfax County IDAR,
Health Care, Inova Health System Project, Series A, 5.00%, 5/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,885,675
Health Care, Inova Health System Project, Series A, 4.00%, 5/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,820,000
Fairfax County Sewer Revenue, 5.00%, 7/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,760,000	3,505,421
Fairfax County Water Authority Revenue,
Refunding, 5.00%, 4/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,510,000	4,358,929
Refunding, 5.00%, 4/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,193,450
Farmville IDA Facilities Revenue, Educational Facilities, Longwood University Student Housing Projects,
Refunding, Series A, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,940,650
Hampton Roads Sanitation District Wastewater Revenue,
Subordinate, Series A, Pre-Refunded, 5.00%, 8/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,200,000	7,828,554
Subordinate, Series A, Pre-Refunded, 5.00%, 8/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,115,000	6,458,557
Subordinate, Series A, Pre-Refunded, 5.00%, 8/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,840,000	14,950,013
Hampton Roads Transportation Accountability Commission Revenue, Transportation Fund, senior lien,
Series A, 5.00%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	25,037,000
Henrico County EDA Revenue, Bon Secours Health System Inc., Pre-Refunded, 5.00%, 11/01/30 . . . . . . . .	7,000,000	7,766,640
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . .	4,850,000	5,107,196
Lexington IDA Educational Facilities Revenue,
Washington and Lee University, Pre-Refunded, 5.00%, 1/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,764,300
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . .	1,105,000	1,409,195
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,879,980
Lexington IDA Residential Care Facility Revenue,
Kendal at Lexington, Series A, 5.00%, 1/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,091,140
Kendal at Lexington, Series A, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,358,163
Loudoun County Sanitation Authority Water and Sewer Revenue, Refunding, 5.00%, 1/01/29 . . . . . . . . . . . .	4,770,000	5,722,140
Lynchburg EDA Hospital Revenue, Centra Health Obligated Group, Refunding, Series A, 5.00%, 1/01/47 . . .	4,500,000	5,380,650
Montgomery County EDA Revenue,
Technology Foundation, Refunding, Series A, 4.00%, 6/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,449,636
Technology Foundation, Refunding, Series A, 4.00%, 6/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	602,370
Technology Foundation, Refunding, Series A, 4.00%, 6/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,750,000	2,101,015
Norfolk Airport Authority Revenue,
5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,298,370
5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	800,000	1,032,928
5.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,925,000	3,743,795

136	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Virginia Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Norfolk GO,
Capital Improvement, Pre-Refunded, 5.00%, 8/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,995,000	$ 5,326,573
Capital Improvement, Series A, Pre-Refunded, 5.00%, 8/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,845,000	6,682,179
Capital Improvement, Series A, Pre-Refunded, 5.00%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,040,000	1,320,103
Capital Improvement, Series A, Pre-Refunded, 5.00%, 10/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,173,325
Capital Improvement, Series C, Pre-Refunded, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,825,000	8,183,854
Norfolk Water Revenue,
5.00%, 11/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,920,000	8,691,658
5.00%, 11/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,925,000	8,656,665
Northern Virginia Transportation Authority Transportation Special Tax Revenue, 5.00%, 6/01/33 . . . . . . . . . .	3,000,000	3,504,150
Portsmouth GO,
Public Utility, Refunding, Series A, 5.00%, 7/15/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,010,000	4,364,564
Public Utility, Series A, Pre-Refunded, 5.00%, 7/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,990,000	6,581,572
Prince Edward County IDA Educational Facilities Revenue, Hampden-Sydney College Project, 5.00%,
9/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,050,000	2,513,731
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligated Group, Prince William
Hospital, Refunding, Series B, 5.00%, 11/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,814,100
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences
Lab LLC Project, Series AA, Pre-Refunded, 5.125%, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,200,000	3,404,192
Richmond Public Utility Revenue,
Refunding, Series A, 5.00%, 1/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,273,800
Refunding, Series A, 5.00%, 1/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,147,700
Riverside Regional Jail Authority Jail Facility Revenue, Refunding, 5.00%, 7/01/31 . . . . . . . . . . . . . . . . . . .	6,215,000	7,510,392
Roanoke EDA Hospital Revenue,
Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,615,000	10,761,593
a Carilion Clinic Obligated Group, Refunding, Series A, 4.00%, 7/01/51 . . . . . . . . . . . . . . . . . . . . . . . . .	6,500,000	7,733,570
Roanoke IDA Hospital Revenue,
Carilion Health System Obligated Group, Series B, AGMC Insured, 5.00%, 7/01/38 . . . . . . . . . . . . . . .	3,950,000	4,003,878
Carilion Health System Obligated Group, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38. . .	50,000	50,674
Salem EDA Educational Facilities Revenue, Roanoke College, Refunding, 5.00%, 4/01/49 . . . . . . . . . . . . . .	925,000	1,171,235
Smyth County GO, Public Improvement, Series A, Pre-Refunded, 5.00%, 11/01/31 . . . . . . . . . . . . . . . . . . .	4,145,000	4,433,782
Stafford County and Staunton IDAR, Virginia Municipal League Assn. of Counties Finance Program, XLCA
Insured, 5.00%, 8/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	960,000	961,805
Suffolk GO,
Pre-Refunded, 5.00%, 2/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,395,000	7,674,975
Pre-Refunded, 5.00%, 2/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,605,000	2,706,048
Pre-Refunded, 5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,529,200
University of Virginia Revenue,
General, Pledge, Refunding, Series A, 5.00%, 4/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,630,000	12,001,965
General, Pledge, Refunding, Series B, 5.00%, 9/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	13,012,800
General, Pledge, Series A, Pre-Refunded, 5.00%, 6/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	17,044,650
Upper Occoquan Sewage Authority Regional Sewerage Revenue, Refunding, Series B, 4.00%, 7/01/35 . . . .	6,165,000	7,118,109
Virginia Beach Development Authority Residential Care Facility Revenue,
Westminster-Canterbury on Chesapeake Bay, Refunding, 5.00%, 9/01/40 . . . . . . . . . . . . . . . . . . . . . .	1,750,000	2,067,975
Westminster-Canterbury on Chesapeake Bay, Refunding, 5.00%, 9/01/44 . . . . . . . . . . . . . . . . . . . . . .	2,215,000	2,603,777
franklintempleton.com	Annual Report	137

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Virginia Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/30. . . . . . . . . . . . . . . . . . . . . .	$ 7,000,000	$ 8,121,750
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/34. . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,081,300
Liberty University Projects, 5.25%, 3/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,860,000	2,860,000
Liberty University Projects, 5.00%, 3/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,855,000	26,855,000
Public Higher Education Financing Program, Refunding, Series A, 5.00%, 9/01/27 . . . . . . . . . . . . . . . .	4,000,000	5,050,480
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/40 . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,826,550
Virginia Small Business Financing Authority, senior Lien, Private Activity Revenue, Transform 66 P3 Project,
5.00%, 12/31/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,960,850
Virginia Small Business Financing Authority Revenue,
senior lien, 95 Express Lanes LLC Project, 5.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,323,600
Transform 66 P3 Project, 5.00%, 12/31/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,911,072
Virginia State Commonwealth Transportation Board Revenue,
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,260,000	2,841,521
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,012,200
Transportation Capital Projects, 4.00%, 5/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,060,000	15,632,298
Virginia State HDA Revenue, Rental Housing, Series D, 3.80%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,805,000	4,196,002
Virginia State PBA Public Facilities Revenue, Series A, 4.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,535,900
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/24 . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,829,900
School Financing, 1997 Resolution, Series A, 5.00%, 8/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,535,000	4,777,765
School Financing, 1997 Resolution, Series A, 5.00%, 8/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,625,000	3,530,231
School Financing, 1997 Resolution, Series B, 5.00%, 8/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,280,000	6,957,614
Special Obligation , School Financing, Prince William County, 4.00%, 3/01/33 . . . . . . . . . . . . . . . . . . .	5,795,000	6,933,949
Special Obligation School Financing, Prince William Company, Series A, 3.00%, 10/01/38. . . . . . . . . . .	5,455,000	6,058,378
Virginia State Resources Authority Infrastructure Revenue,
State Moral Obligation, Virginia Pooled Financing Program, Refunding, Series C, 5.00%, 11/01/48 . . . . .	7,655,000	9,785,157
State Moral Obligation, Virginia Pooled Financing Program, Series B, Pre-Refunded, 5.00%, 11/01/41 . .	9,410,000	10,065,595
Virginia Pooled Financing Program, Refunding, 5.00%, 11/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,255,000	6,396,491
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38. . . . . . . . . . . . . . . . . . . . . . . . .	135,000	135,421
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,165,000	6,294,999
Virginia State Small Business Financing Authority Healthcare Facilities Revenue,
Sentara Healthcare, Refunding, 4.00%, 11/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,845,000
Sentara Healthcare, Refunding, 4.00%, 11/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,826,880
Sentara Healthcare, Refunding, 4.00%, 11/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,750,000	5,713,157
Sentara Healthcare, Refunding, 5.00%, 11/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,000,000	23,156,170
Winchester EDA Hospital Revenue, Valley Health System Obligated Group, Refunding, 5.00%, 1/01/44. . . . .	5,000,000	5,829,850

		597,604,071
District of Columbia 5.2%

Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	12,291,960
Refunding, Series A, 5.00%, 10/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,349,450
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series B, 5.00%, 7/01/42 . . . . . . . .	12,060,000	15,074,759

		33,716,169

138	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Virginia Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 1.7%
Puerto Rico 1.7%
b Puerto Rico Electric Power Authority Power Revenue,
Series WW-RSA-1, 5.50%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,200,000	$ 4,179,500
Series XX-RSA-1, 5.25%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,400,000	6,730,500

		10,910,000
Total Municipal Bonds before Short Term Investments (Cost $600,302,607)
		642,230,240

Short Term Investments (Cost $2,995,000) 0.4%

Municipal Bonds 0.4%

Virginia 0.4%

cVirginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA

Wells Fargo Bank, Daily VRDN and Put, 1.19%, 11/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,995,000	2,995,000
Total Investments (Cost $603,297,607) 100.2%
		645,225,240
Other Assets, less Liabilities (0.2)% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		(1,589,407)
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . .
		$643,635,833

See Abbreviations on page 173.

aSecurity purchased on a when-issued basis. See Note 1(b). bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	139

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Assets and Liabilities

February 29, 2020

Franklin	Franklin	Franklin
Alabama	Florida	Georgia
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$224,632,153	$519,835,896	$451,323,675

$244,755,962	$563,851,583	$483,814,966
101,338	233,180	76,115
313,097	419,620	920,752
2,847,238	6,523,470	4,478,405
304	696	595

248,017,939	571,028,549	489,290,833

—	5,442,444	1,828,105
316,257	1,134,793	1,431,919
113,432	232,166	202,829
33,927	63,798	67,390
24,413	63,241	54,436
51,143	226,488	93,948
22,079	39,878	35,748

561,251	7,202,808	3,714,375

$247,456,688	$563,825,741	$485,576,458

$244,876,363	$587,224,067	$475,735,220
2,580,325	(23,398,326)	9,841,238

$247,456,688	$563,825,741	$485,576,458

140	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Assets and Liabilities (continued)

February 29, 2020

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Class A:
Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$16,423,467	$56,213,697	$54,944,769

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,441,010	5,189,100	4,506,759

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$11.40	$10.83	$12.19
Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . .	$11.84	$11.25	$12.66
Class A1:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$186,485,829	$437,316,134	$309,436,024

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,380,914	40,407,445	25,381,422

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$11.38	$10.82	$12.19
Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . .	$11.82	$11.24	$12.66
Class C:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$31,174,560	$35,480,889	$62,426,352

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,701,873	3,206,993	5,042,391

Net asset value and maximum offering price per sharea. . . . . . . . . . . . . . . . . . . . .	$11.54	$11.06	$12.38
Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . .

$ 1,663,593	$ 3,337,954	$ 4,980,764

146,117	307,603	408,425

$11.39	$10.85	$12.20

$ 11,709,239	$ 31,477,067	$ 53,788,549

1,028,376	2,901,551	4,410,231

$11.39	$10.85	$12.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	141

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Assets and Liabilities (continued)

February 29, 2020

Franklin	Franklin	Franklin
Kentucky	Louisiana	Maryland
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$141,128,721	$365,888,858	$397,700,211

$151,502,520	$397,544,287	$429,347,830
78,792	7,357,081	325,433
10,323	711,089	1,722,323
1,650,140	4,663,762	4,045,971
187	500	532

153,241,962	410,276,719	435,442,089

1,759,815	—	—
145,552	773,267	1,384,447
73,357	174,022	183,364
11,899	51,733	56,468
14,544	42,379	58,083
11,202	35,232	93,071
18,995	30,709	31,181

2,035,364	1,107,342	1,806,614

$151,206,598	$409,169,377	$433,635,475

$150,628,120	$404,864,722	$443,771,490
578,478	4,304,655	(10,136,015)

$151,206,598	$409,169,377	$433,635,475

142	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Assets and Liabilities (continued)

February 29, 2020

Franklin	Franklin	Franklin
Kentucky	Louisiana	Maryland
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

Class A:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . .

Class A1:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . .

Class C:

$ 8,986,070	$ 48,032,236	$ 60,104,054

799,590	4,156,840	5,294,797

$11.24	$11.55	$11.35

$11.68	$12.00	$11.79

$127,888,696	$289,744,048	$270,308,518

11,390,561	25,089,240	23,805,155

$11.23	$11.55	$11.36

$11.67	$12.00	$11.80

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea. . . . . . . . . . . . . . . . . . . . .

Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . .

	$ 38,065,809	$ 45,501,570

	3,242,176	3,925,755

	$11.74	$11.59

$ 2,163,566	$ 5,382,670	$ 3,642,261

192,607	465,962	320,258

$11.23	$11.55	$11.37

$ 12,168,266	$ 27,944,614	$ 54,079,072

1,083,311	2,418,554	4,757,013

$11.23	$11.55	$11.37

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	143

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Assets and Liabilities (continued)

February 29, 2020

Franklin	Franklin	Franklin
Missouri	North Carolina	Virginia
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 974,187,426	$818,866,170	$603,297,607

$1,044,656,744	$874,168,078	$645,225,240
26,012	4,899,197	66,838
1,661,010	1,088,019	172,131
13,015,759	9,682,527	6,824,849
1,278	1,081	794

1,059,360,803	889,838,902	652,289,852

14,702,853	10,350,457	7,490,600
1,169,974	1,896,120	584,867
411,081	349,473	261,953
133,769	111,697	73,766
100,940	84,146	72,491
145,596	139,871	131,663
61,687	58,004	38,679

16,725,900	12,989,768	8,654,019

$1,042,634,903	$876,849,134	$643,635,833

$1,045,764,688	$914,767,660	$655,328,461
(3,129,785)	(37,918,526)	(11,692,628)

$1,042,634,903	$876,849,134	$643,635,833

144	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Assets and Liabilities (continued)

February 29, 2020

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Class A:
Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$122,844,737	$101,981,177	$77,058,023

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,157,829	8,610,019	6,747,426

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12.09	$11.84	$11.42
Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . .	$12.56	$12.30	$11.86
Class A1:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$708,398,690	$567,825,404	$398,547,260

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	58,614,755	47,956,306	34,903,516

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12.09	$11.84	$11.42
Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . .	$12.56	$12.30	$11.86
Class C:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$104,721,375	$ 90,243,873	$52,357,341

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,574,902	7,496,585	4,506,686

Net asset value and maximum offering price per sharea . . . . . . . . . . . . . . . . . .	$12.21	$12.04	$11.62
Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . .

$ 23,700,479	$ 10,948,004	$ 5,829,243

1,959,131	924,983	510,171

$12.10	$11.84	$11.43

$ 82,969,622	$105,850,676	$109,843,966

6,860,120	8,938,668	9,611,020

$12.09	$11.84	$11.43

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	145

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Operations

for the year ended February 29, 2020

Franklin	Franklin	Franklin
Alabama	Florida	Georgia
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

Investment income: Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from:

Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . .

$8,668,525	$22,494,643	$16,830,539

1,329,146	2,777,297	2,354,392
28,680	104,615	88,725
187,180	450,724	311,625
199,506	241,571	434,099
7,001	27,319	24,287
114,222	294,167	213,215
18,728	24,251	45,692
542	1,546	2,117
6,458	19,543	33,381
1,741	4,064	3,377
16,792	30,805	21,559
18,299	32,594	18,838
45,385	85,893	59,042
1,591	3,739	3,071
21,935	47,280	38,190

1,997,206	4,145,408	3,651,610
(935)	(2,249)	(1,799)
(207)	(652)	(767)

1,996,064	4,142,507	3,649,044

6,672,461	18,352,136	13,181,495

46,250	(3,433,019)	508,055

12,131,982	24,683,958	23,836,229

12,178,232	21,250,939	24,344,284

$18,850,693	$39,603,075	$37,525,779

146	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Operations (continued)

for the year ended February 29, 2020

Franklin	Franklin	Franklin
Kentucky	Louisiana	Maryland
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

Investment income: Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from:

Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . .

$ 5,345,961	$13,787,060	$14,787,090

869,135	1,997,978	2,145,412
15,365	79,274	105,842
129,770	288,130	279,034
—	258,418	324,962
4,024	20,505	31,946
84,939	186,167	210,392
—	25,691	37,698
1,222	2,378	1,345
7,205	15,018	35,418
1,078	2,822	3,052
14,258	24,257	24,350
10,003	14,798	19,482
49,299	59,772	67,976
981	2,534	2,772
19,321	36,027	29,223

1,206,600	3,013,769	3,318,904
(569)	(1,461)	(1,618)
(630)	(1,004)	(544)

1,205,401	3,011,304	3,316,742

4,140,560	10,775,756	11,470,348

109,195	294,951	17,272

6,635,270	21,652,708	21,754,293

6,744,465	21,947,659	21,771,565

$10,885,025	$32,723,415	$33,241,913

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	147

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Operations (continued)

for the year ended February 29, 2020

Franklin	Franklin	Franklin
Missouri	North Carolina	Virginia
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

Investment income: Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from:

Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . .

$34,117,504	$27,865,705	$20,956,398

4,740,573	4,067,030	3,049,822
232,320	190,007	147,682
707,539	571,353	400,919
685,374	634,266	369,226
58,198	47,204	39,805
443,044	354,838	270,038
66,030	60,601	38,255
7,494	4,126	2,426
44,069	58,222	66,709
7,473	6,198	4,549
52,182	48,076	31,496
20,899	21,066	23,594
112,480	110,360	74,021
6,529	5,576	4,075
56,975	48,921	37,284

7,241,179	6,227,844	4,559,901
(3,779)	(3,264)	(2,341)
(1,326)	(1,311)	(790)

7,236,074	6,223,269	4,556,770

26,881,430	21,642,436	16,399,628

(1,223,912)	(4,208,612)	726,360

55,206,464	44,578,512	27,971,694

53,982,552	40,369,900	28,698,054

$80,863,982	$62,012,336	$45,097,682

148	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Changes in Net Assets

		Franklin Alabama	Franklin Florida
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,672,461	$7,394,560	$18,352,136	$ 21,195,929
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46,250	(245,943)	(3,433,019)	(1,619,441)
Net change in unrealized appreciation (depreciation) . . . . . . . . .	12,131,982	(820,370)	24,683,958	(289,840)
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,850,693	6,328,247	39,603,075	19,286,648
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(317,567)	(71,237)	(1,344,456)	(329,988)
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,589,570)	(6,142,736)	(15,447,317)	(18,447,866)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(744,996)	(968,360)	(1,065,910)	(1,777,517)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(34,140)	(34,300)	(104,819)	(87,569)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(322,459)	(251,020)	(1,046,757)	(863,827)

Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . .	(7,008,732)	(7,467,653)	(19,009,259)	(21,506,767)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,513,207	7,207,817	25,615,355	28,783,460
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,994,521)	(19,123,204)	(42,082,463)	(71,237,247)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(974,330)	(14,470,387)	(5,016,824)	(33,649,094)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	778,923	(686,600)	890,154	(38,437)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,867,278	667,839	4,938,718	5,059,211

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . .	190,557	(26,404,535)	(15,655,060)	(71,082,107)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . .	12,032,518	(27,543,941)	4,938,756	(73,302,226)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	235,424,170	262,968,111	558,886,985	632,189,211

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$247,456,688	$235,424,170	$563,825,741	$558,886,985

aFor the year ended February 29.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	149

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Changes in Net Assets (continued)

		Franklin Georgia	Franklin Kentucky
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,181,495	$ 15,028,084	$4,140,560	$4,785,088
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	508,055	(5,447)	109,195	323,254
Net change in unrealized appreciation (depreciation) . . . . . . . . .	23,836,229	(2,671,987)	6,635,270	(737,766)
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37,525,779	12,350,650	10,885,025	4,370,576
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(990,716)	(192,559)	(166,370)	(12,224)
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,536,034)	(11,209,388)	(3,839,796)	(4,448,044)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,680,955)	(2,473,306)	—	—
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(142,672)	(106,905)	(60,797)	(68,197)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,523,717)	(1,254,420)	(332,091)	(266,773)

Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . .	(13,874,094)	(15,236,578)	(4,399,054)	(4,795,238)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,354,372	19,439,689	5,918,655	2,774,394
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(20,279,178)	(47,287,178)	(8,020,923)	(19,454,667)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,498,201)	(36,380,438)	—	—
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	967,492	3,796,257	232,390	(236,052)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,265,270	4,927,052	2,397,011	1,830,270

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . .	11,809,755	(55,504,618)	527,133	(15,086,055)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . .	35,461,440	(58,390,546)	7,013,104	(15,510,717)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	450,115,018	508,505,564	144,193,494	159,704,211

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$485,576,458	$450,115,018	$151,206,598	$144,193,494

aFor the year ended February 29.

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FRANKL IN TAX-FREE TRUS T

FINA NCIA L S TAT EMENTS

Statements of Changes in Net Assets (continued)

		Franklin Louisiana	Franklin Maryland
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,775,756	$ 11,937,605	$11,470,348	$ 12,906,957
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	294,951	167,552	17,272	400,316
Net change in unrealized appreciation (depreciation) . . . . . . . . .	21,652,708	508,448	21,754,293	986,079
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32,723,415	12,613,605	33,241,913	14,293,352
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(868,582)	(145,782)	(1,162,390)	(235,272)
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,535,152)	(9,716,656)	(8,328,834)	(9,540,479)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(958,351)	(1,385,099)	(1,220,752)	(1,920,744)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(140,907)	(125,604)	(81,311)	(50,070)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(706,042)	(561,923)	(1,439,823)	(1,348,549)

Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . .	(11,209,034)	(11,935,064)	(12,233,110)	(13,095,114)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,141,868	17,853,886	31,400,326	26,196,177
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,470,379)	(38,269,400)	(23,272,391)	(40,101,404)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,326,360)	(19,119,366)	(13,320,361)	(36,146,346)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,259,432	176,147	1,755,413	372,355
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,048,753	5,429,362	7,401,335	3,562,182

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . .	19,653,314	(33,929,371)	3,964,322	(46,117,036)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . .	41,167,695	(33,250,830)	24,973,125	(44,918,798)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	368,001,682	401,252,512	408,662,350	453,581,148

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$409,169,377	$368,001,682	$433,635,475	$408,662,350

aFor the year ended February 29.

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FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Changes in Net Assets (continued)

		Franklin Missouri	Franklin North Carolina
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .	$26,881,430	$30,065,935	$21,642,436	$ 25,049,632
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,223,912)	(300,848)	(4,208,612)	(2,252,420)
Net change in unrealized appreciation (depreciation) . . . . . .	55,206,464	7,181,548	44,578,512	4,246,848
Net increase (decrease) in net assets resulting from

operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80,863,982	36,946,635	62,012,336	27,044,060
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,479,973)	(581,911)	(1,909,150)	(388,161)
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(20,398,654)	(23,445,068)	(15,553,662)	(19,060,559)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,461,941)	(3,310,311)	(2,120,789)	(3,390,144)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(617,229)	(589,965)	(265,318)	(262,721)
Advisor Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,074,408)	(2,227,907)	(2,625,964)	(2,600,985)

Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . .	(28,032,205)	(30,155,162)	(22,474,883)	(25,702,570)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54,466,241	62,711,301	49,292,923	48,618,185
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(29,874,112)	(97,285,055)	(35,901,046)	(83,901,262)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,631,476)	(41,216,598)	(19,677,843)	(54,000,034)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,668,315	1,262,268	2,734,581	(1,346,043)
Advisor Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,150,636	(12,766,616)	16,966,358	3,525,600

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . .	37,779,604	(87,294,700)	13,414,973	(87,103,554)

Net increase (decrease) in net assets . . . . . . . . . . . . .	90,611,381	(80,503,227)	52,952,426	(85,762,064)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	952,023,522	1,032,526,749	823,896,708	909,658,772

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,042,634,903	$952,023,522	$876,849,134	$823,896,708

aFor the year ended February 29.

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FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Changes in Net Assets (continued)

Franklin Virginia

Tax-Free Income Fund

Year Ended February 28,

	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$16,399,628	$18,737,635
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	726,360	180,288
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27,971,694	174,495

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . . . . . . . . . . .	45,097,682	19,092,418
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,530,613)	(324,073)
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(11,282,511)	(13,569,976)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,289,215)	(1,994,776)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(160,098)	(173,726)
Advisor Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,853,868)	(2,703,347)

Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(17,116,305)	(18,765,898)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,825,054	39,139,953
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(22,227,828)	(51,675,061)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(12,220,357)	(28,437,045)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	636,021	(82,877)
Advisor Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,469,834	(509,044)

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21,482,724	(41,564,074)

Net increase (decrease) in net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	49,464,101	(41,237,554)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	594,171,732	635,409,286

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$643,635,833	$594,171,732

aFor the year ended February 29.

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F R A N K L IN TAX - FREE TRUS T

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-three separate funds, nine of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for

10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class R6 & Advisor Class

Franklin Kentucky Tax-Free Income Fund

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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FRANKL IN TAX-FREE TRUS T NOTE S TO FINANCIA L STAT EMEN TS

c. Income Taxes

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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F R A N K L IN TAX - FREE TRUS T

NOTE S TO FINANCIA L STATEMEN T S

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	966,960	$10,761,934	2,882,742	$30,728,486
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	26,545	296,269	121,001	1,291,705
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(228,457)	(2,544,996)	(600,429)	(6,404,836)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	765,048	$8,513,207	2,403,314	$25,615,355

Year ended February 28, 2019b
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	790,658	$8,444,521	3,137,170	$32,435,068
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	6,200	66,900	30,204	314,181
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(120,896)	(1,303,604)	(381,588)	(3,965,789)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	675,962	$7,207,817	2,785,786	$28,783,460

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	589,102	$6,558,582	889,592	$9,456,567
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	439,394	4,887,742	1,168,026	12,442,917
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,020,745)	(22,440,845)	(6,022,018)	(63,981,947)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(992,249)	$(10,994,521)	(3,964,400)	$(42,082,463)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	801,040	$8,658,277	1,920,172	$20,024,152
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	497,039	5,370,959	1,416,101	14,755,224
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,071,377)	(33,152,440)	(10,186,874)	(106,016,623)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,773,298)	$(19,123,204)	(6,850,601)	$(71,237,247)

Class C Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	408,310	$4,602,069	729,079	$7,937,140
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	60,928	686,946	86,952	946,802
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(556,983)	(6,263,345)	(1,277,713)	(13,900,766)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(87,745)	$(974,330)	(461,682)	$(5,016,824)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	128,398	$1,407,713	477,035	$5,072,186
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	80,163	878,076	150,924	1,607,536
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,539,197)	(16,756,176)	(3,810,382)	(40,328,816)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,330,636)	$(14,470,387)	(3,182,423)	$(33,649,094)

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	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76,244	$847,722	127,110	$1,354,069
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	3,062	34,140	9,755	104,287
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,204)	(102,939)	(53,322)	(568,202)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70,102	$778,923	83,543	$890,154

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,919	$323,892	80,448	$839,303
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	3,171	34,300	8,384	87,569
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(96,388)	(1,044,792)	(92,303)	(965,309)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(63,298)	$(686,600)	(3,471)	$(38,437)

Advisor Class Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	397,535	$4,401,410	1,156,586	$12,298,645
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	25,890	288,344	74,003	790,857
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(163,970)	(1,822,476)	(765,239)	(8,150,784)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	259,455	$2,867,278	465,350	$4,938,718

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	393,159	$4,236,806	1,225,819	$12,789,690
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	19,945	215,429	57,503	600,268
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(350,895)	(3,784,396)	(798,662)	(8,330,747)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62,209	$667,839	484,660	$5,059,211

aMay include a portion of Class C shares that were automatically converted to Class A.
bFor the period September 10, 2018 (effective date) to February 28, 2019.
	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,117,046	$ 37,050,467	607,556	$6,652,693
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	78,603	937,031	14,806	163,090
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(389,290)	(4,633,126)	(81,736)	(897,128)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,806,359	$ 33,354,372	540,626	$5,918,655
Year ended February 28, 2019b

Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,785,538	$ 20,419,130	259,208	$2,777,024
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	16,072	185,389	1,128	12,114
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(101,210)	(1,164,830)	(1,372)	(14,744)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,400	$ 19,439,689	258,964	$2,774,394

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2. Shares of Beneficial Interest (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,294,228	$15,366,072	495,361	$5,434,664
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	711,725	8,463,585	336,026	3,691,035
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,715,357)	(44,108,835)	(1,562,027)	(17,146,622)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,709,404)	$(20,279,178)	(730,640)	$(8,020,923)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,598,688	$30,034,712	877,756	$9,404,287
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	852,923	9,872,292	399,392	4,276,740
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,543,306)	(87,194,182)	(3,103,629)	(33,135,694)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,091,695)	$(47,287,178)	(1,826,481)	$(19,454,667)
Class C Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	626,977	$7,578,333
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	124,153	1,498,211
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,873,564)	(22,574,745)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,122,434)	$(13,498,201)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	391,513	$4,597,846
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	186,922	2,196,607
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,690,195)	(43,174,891)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,111,760)	$(36,380,438)
Class R6 Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,588	$1,560,954	34,215	$375,727
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	11,981	142,606	5,531	60,797
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(61,736)	(736,068)	(18,587)	(204,134)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81,833	$967,492	21,159	$232,390
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	434,824	$5,054,522	51,507	$551,091
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	9,235	106,822	6,370	68,194
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(117,886)	(1,365,087)	(80,004)	(855,337)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	326,173	$3,796,257	(22,127)	$(236,052)

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	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,735,463	$20,636,393	312,689	$3,431,829
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	111,515	1,327,560	28,939	318,227
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(899,476)	(10,698,683)	(123,073)	(1,353,045)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	947,502	$11,265,270	218,555	$2,397,011
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,251,858	$26,024,538	615,453	$6,557,198
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	89,994	1,041,218	23,387	250,291
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,915,126)	(22,138,704)	(464,526)	(4,977,219)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	426,726	$4,927,052	174,314	$1,830,270

aMay include a portion of Class C shares that were automatically converted to Class A.
bFor the period September 10, 2018 (effective date) to February 28, 2019.
	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,078,405	$34,636,302	3,248,038	$35,986,403
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	76,182	859,627	100,259	1,113,665
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(654,843)	(7,354,061)	(514,895)	(5,699,742)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,499,744	$28,141,868	2,833,402	$31,400,326
Year ended February 28, 2019b

Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,701,505	$18,331,952	2,623,165	$27,929,306
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	13,389	145,490	20,786	223,261
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(57,798)	(623,556)	(182,556)	(1,956,390)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,657,096	$17,853,886	2,461,395	$26,196,177
Class A1 Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,455,238	$16,330,759	1,367,506	$15,119,476
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	726,822	8,179,032	659,493	7,313,403
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,114,671)	(34,980,170)	(4,126,564)	(45,705,270)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(932,611)	$(10,470,379)	(2,099,565)	$(23,272,391)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,892,989	$20,558,941	2,463,802	$26,510,261
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	859,229	9,331,241	773,948	8,318,557
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,283,089)	(68,159,582)	(6,982,741)	(74,930,222)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,530,871)	$(38,269,400)	(3,744,991)	$(40,101,404)

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2. Shares of Beneficial Interest (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	615,322	$7,034,147	593,992	$6,706,256
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	80,192	916,973	97,844	1,106,804
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,252,404)	(14,277,480)	(1,876,195)	(21,133,421)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(556,890)	$(6,326,360)	(1,184,359)	$(13,320,361)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	192,802	$2,127,054	333,994	$3,664,867
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	121,088	1,336,324	160,859	1,764,128
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,059,946)	(22,582,744)	(3,815,966)	(41,575,341)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,746,056)	$(19,119,366)	(3,321,113)	$(36,146,346)
Class R6 Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	168,764	$1,897,182	182,503	$2,025,389
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	12,230	137,806	7,272	80,894
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(68,779)	(775,556)	(31,620)	(350,870)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	112,215	$1,259,432	158,155	$1,755,413
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92,259	$1,002,367	83,757	$901,840
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	11,318	122,910	4,653	50,070
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(87,754)	(949,130)	(54,028)	(579,555)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,823	$176,147	34,382	$372,355
Advisor Class Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	913,327	$10,262,374	1,502,504	$16,698,457
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	55,037	620,131	111,097	1,234,116
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(341,337)	(3,833,752)	(950,652)	(10,531,238)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	627,027	$7,048,753	662,949	$7,401,335
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,022,146	$11,096,020	2,198,524	$23,599,465
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . . .	46,978	510,214	99,616	1,071,788
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(570,123)	(6,176,872)	(1,966,014)	(21,109,071)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	499,001	$5,429,362	332,126	$3,562,182

aMay include a portion of Class C shares that were automatically converted to Class A. bFor the period September 10, 2018 (effective date) to February 28, 2019.

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	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,063,615	$59,608,062	4,908,463	$56,828,039
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	206,689	2,441,913	151,353	1,757,797
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(642,039)	(7,583,734)	(802,403)	(9,292,913)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,628,265	$54,466,241	4,257,413	$49,292,923

Year ended February 28, 2019b
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,694,257	$64,576,708	4,783,138	$53,438,165
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	50,375	573,922	31,986	359,667
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(215,068)	(2,439,329)	(462,518)	(5,179,647)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,529,564	$62,711,301	4,352,606	$48,618,185

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,283,944	$38,647,918	2,625,053	$30,414,867
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	1,604,137	18,909,993	1,199,025	13,898,015
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,430,668)	(87,432,023)	(6,940,277)	(80,213,928)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,542,587)	$(29,874,112)	(3,116,199)	$(35,901,046)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,178,015	$47,558,768	3,658,607	$41,138,207
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	1,908,645	21,736,730	1,490,792	16,759,421
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(14,654,167)	(166,580,553)	(12,625,503)	(141,798,890)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,567,507)	$(97,285,055)	(7,476,104)	$(83,901,262)

Class C Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,144,383	$13,628,985	1,143,114	$13,458,607
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	194,287	2,312,905	163,687	1,928,202
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,153,940)	(25,573,366)	(2,983,622)	(35,064,652)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(815,270)	$(9,631,476)	(1,676,821)	$(19,677,843)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	650,002	$7,473,133	892,002	$10,185,507
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	271,070	3,118,779	266,815	3,049,710
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,523,316)	(51,808,510)	(5,910,353)	(67,235,251)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,602,244)	$(41,216,598)	(4,751,536)	$(54,000,034)

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2. Shares of Beneficial Interest (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	595,581	$7,036,125	389,272	$4,506,054
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	49,797	587,912	21,785	252,631
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(336,455)	(3,955,722)	(174,599)	(2,024,104)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	308,923	$3,668,315	236,458	$2,734,581

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	692,387	$7,883,385	283,860	$3,187,376
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	47,558	542,086	20,667	232,267
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(629,895)	(7,163,203)	(424,996)	(4,765,686)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	110,050	$1,262,268	(120,469)	$(1,346,043)

Advisor Class Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,353,795	$27,823,124	2,697,429	$31,273,316
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	135,586	1,601,095	213,326	2,474,576
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(871,698)	(10,273,583)	(1,450,578)	(16,781,534)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,617,683	$19,150,636	1,460,177	$16,966,358

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,626,184	$18,527,100	2,678,876	$30,113,227
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	152,450	1,736,979	213,149	2,396,522
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,901,432)	(33,030,695)	(2,581,091)	(28,984,149)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,122,798)	$(12,766,616)	310,934	$3,525,600

aMay include a portion of Class C shares that were automatically converted to Class A.
bFor the period September 10, 2018 (effective date) to February 28, 2019.
	Franklin Virginia
	Tax-Free Income Fund

	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,764,847	$ 41,985,187
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	117,098	1,309,573
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(758,950)	(8,469,706)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,122,995	$ 34,825,054
Year ended February 28, 2019b

Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,653	$ 40,505,541
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	25,782	280,124
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(152,004)	(1,645,712)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,624,431	$ 39,139,953

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	Franklin Virginia
	Tax-Free Income Fund

	Shares	Amount

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,495,566	$16,675,015
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	895,337	9,993,023
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,386,693)	(48,895,866)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,995,790)	$(22,227,828)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,263,579	$24,620,541
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	1,110,144	12,066,860
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,136,741)	(88,362,462)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,763,018)	$(51,675,061)
Class C Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	503,199	$5,718,840
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	101,156	1,148,068
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,684,958)	(19,087,265)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,080,603)	$(12,220,357)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	334,165	$3,691,239
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	164,176	1,815,093
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,087,329)	(33,943,377)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,588,988)	$(28,437,045)
Class R6 Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	128,959	$1,437,831
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	14,193	158,609
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(85,930)	(960,419)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	57,222	$636,021
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	205,369	$2,230,301
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	15,838	172,212
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(229,022)	(2,485,390)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,815)	$(82,877)

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2. Shares of Beneficial Interest (continued)

	Franklin Virginia
	Tax-Free Income Fund

	Shares	Amount

Advisor Class Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,076,522	$34,243,736
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	238,524	2,666,520
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,473,833)	(16,440,422)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,841,213	$20,469,834
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,570,856	$27,896,895
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	231,856	2,522,353
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,846,090)	(30,928,292)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(43,378)	$(509,044)

aMay include a portion of Class C shares that were automatically converted to Class A. bFor the period September 10, 2018 (effective date) to February 28, 2019.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

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For the year ended February 29, 2020, each Fund's gross effective investment management fee rate based on average daily net assets was as follows:

Franklin	Franklin	Franklin	Franklin	Franklin
Alabama	Florida	Georgia	Kentucky	Louisiana
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund	Income Fund

0.553%	0.495%	0.505%	0.585%	0.517%
Franklin	Franklin	Franklin	Franklin
Maryland	Missouri	North Carolina	Virginia
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

0.511%	0.477%	0.481%	0.492%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds' average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund's shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds' Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund's shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%	0.25%	0.25%
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.10%	0.10%	0.10%
Compensation Plans:
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.65%	0.65%	0.65%
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3. Transactions with Affiliates (continued) c. Distribution Fees (continued)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%	0.25%	0.25%
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.10%	0.10%	0.10%
Compensation Plans:
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	0.65%	0.65%
	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%	0.25%	0.25%
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.10%	0.10%	0.10%
Compensation Plans:
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.65%	0.65%	0.65%
d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers . . . . . . . . . . . . . . . . . . .	$12,666	$11,941	$18,719
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,594	$ 5,868	$ 1,057
	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers . . . . . . . . . . . . . . . . . . .	$9,054	$20,964	$12,892
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,715	$ 1,896	$ 4,309

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	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers . . . . . . . . . . . . . . . . . . .	$49,725	$34,707	$22,538
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,032	$19,839	$13,897

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Funds' Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 29, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . .	$71,063	$182,750	$143,494
	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . .	$44,422	$109,646	$140,792
	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . .	$289,048	$244,123	$194,712

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2020.

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3. Transactions with Affiliates (continued)

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 29, 2020, were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,900,000	$39,900,000	$32,290,000
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,795,000	$10,800,000	$30,090,000
	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$8,350,000	$2,900,000	$9,925,000
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,800,000	$5,500,000	$9,900,000
	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$58,075,000	$13,585,000	$173,425,000
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$55,235,000	$18,400,000	$ 93,000,000

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended February 29, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At February 29, 2020, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards not subject to expiration:
Short term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,907,539	$11,263,015	$3,076,374
Long term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,691,100	57,125,139	19,831,161

Total capital loss carryforwards . . . . . . . . . . . . . . . .	$17,598,639	$68,388,154	$22,907,535

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	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards not subject to expiration:
Short term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,281,514	$10,920,503	$11,616,079
Long term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,531,516	16,500,561	30,325,201

Total capital loss carryforwards . . . . . . . . . . . . . . . .	$9,813,030	$27,421,064	$41,941,280

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards not subject to expiration:
Short term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,034,577	$23,575,835	$16,243,505
Long term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64,224,169	70,664,337	37,629,164

Total capital loss carryforwards . . . . . . . . . . . . . . . .	$74,258,746	$94,240,172	$53,872,669

During the year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows:

Franklin	Franklin	Franklin	Franklin
Alabama	Kentucky	Louisiana	Virginia
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

$46,250	$118,146	$295,020	$525,197

The tax character of distributions paid during the years ended February 29, 2020 and February 28, 2019, was as follows:

	Franklin Alabama		Franklin Florida		Franklin Georgia
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund

	2020	2019	2020	2019	2020	2019

Distributions paid from tax exempt
income . . . . . . . . . . . . . . . . . . . . . .	$7,008,732	$ 7,467,653	$19,009,259	$21,506,767	$13,874,094	$15,236,578

	Franklin Kentucky		Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund

	2020	2019	2020	2019	2020	2019

Distributions paid from tax exempt
income . . . . . . . . . . . . . . . . . . . . . .	$4,399,054	$ 4,795,238	$11,209,034	$11,935,064	$12,233,110	$13,095,114

	Franklin Missouri		Franklin North Carolina		Franklin Virginia
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund

	2020	2019	2020	2019	2020	2019

Distributions paid from tax exempt
income . . . . . . . . . . . . . . . . . . . . . .	$28,032,205	$30,155,162	$22,474,883	$25,702,570	$17,116,305	$18,765,898

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5. Income Taxes (continued)

At February 29, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . .	$224,632,352	$519,727,117	$451,429,622

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .	$20,123,809	$44,124,466	$38,059,778
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .	(199)	—	(5,674,434)

Net unrealized appreciation (depreciation) . . . . . . . . .	$20,123,610	$44,124,466	$32,385,344
Distributable earnings:

Undistributed tax exempt income . . . . . . . . . . . . . . . .	$106,496	$1,091,847	$457,378

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . .	$141,129,082	$366,133,733	$398,015,394

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .	$10,373,799	$32,875,263	$33,594,854
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .	(361)	(1,464,709)	(2,262,418)

Net unrealized appreciation (depreciation) . . . . . . . . .	$10,373,438	$31,410,554	$31,332,436
Distributable earnings:

Undistributed tax exempt income . . . . . . . . . . . . . . . .	$29,276	$350,398	$565,899

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . .	$975,102,747	$819,205,457	$603,691,112

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .	$75,207,995	$57,179,054	$44,574,152
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .	(5,653,998)	(2,216,433)	(3,040,024)

Net unrealized appreciation (depreciation) . . . . . . . . .	$69,553,997	$54,962,621	$41,534,128
Distributable earnings:

Undistributed tax exempt income . . . . . . . . . . . . . . . .	$1,720,567	$1,498,892	$777,571

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and premiums and bond workout expenditures.

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6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2020, were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$11,527,940	$51,606,934	$63,156,992
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,785,590	$69,838,351	$60,389,004
	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$19,500,929	$38,681,180	$37,323,934
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$19,692,135	$18,365,088	$30,743,355
	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$169,345,116	$146,400,243	$126,836,624
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$145,288,416	$125,928,288	$ 87,853,040

7. Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At February 29, 2020, the aggregate value of these securities was as follows:

		Percentage of
	Value	Net Assets
Franklin Georgia Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,006,295	0.8%
Franklin Louisiana Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,168,062	1.3%
Franklin Maryland Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,025,000	1.8%
Franklin Missouri Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,534,700	1.9%
Franklin North Carolina Tax-Free Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,012,500	0.9%
Franklin Virginia Tax-Free Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,910,000	1.7%

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and

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8. Concentration of Risk (continued)

market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 29, 2020, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At February 29, 2020, all of the Funds' investments in financial instruments carried at fair value were valued using Level 2 inputs.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

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Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
CDA	Community Development Authority/Agency
COP	Certificate of Participation
CSD	Central School District
EDA	Economic Development Authority
EDC	Economic Development Corp.
EDR	Economic Development Revenue
ETM	Escrow to Maturity
FGIC	Financial Guaranty Insurance Co.
FICO	Financing Corp.
GNMA	Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority/Agency
HFA	Housing Finance Authority/Agency
HFAR	Housing Finance Authority Revenue
IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDB	Industrial Development Bond/Board
IDBR	Industrial Development Board Revenue
LOC	Letter of Credit
MBS	Mortgage-Backed Security
MFHR	Multi-Family Housing Revenue
NATL	National Public Financial Guarantee Corp.
PBA	Public Building Authority
PCFA	Pollution Control Financing Authority
PCR	Pollution Control Revenue
PFAR	Public Financing Authority Revenue
RDA	Redevelopment Agency/Authority
RDAR	Redevelopment Agency Revenue
SFM	Single Family Mortgage
SFMR	Single Family Mortgage Revenue
SPA	Standby Purchase Agreement
SRF	State Revolving Fund
XLCA	XL Capital Assurance
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (the "Funds") as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspon- dence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 16, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2020. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2021, shareholders will be notified of amounts for use in preparing their 2020 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	131	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	110	Hess Corporation (exploration of oil
One Franklin Parkway				and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950)	Trustee	Since 2014	131	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)

(2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since 1998 131	Hess Corporation (exploration of oil
One Franklin Parkway	Independent	Lead	and gas) (1993-present), Canadian
San Mateo, CA 94403-1906	Trustee	Independent	National Railway (railroad)
		Trustee since	(2001-present), White Mountains
		March 2019	Insurance Group, Ltd. (holding
company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present),
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	131	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945)	Trustee	Since 2007	131	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	142	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	131	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959)	Vice President Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958)	Interim Chief	Since January	Not Applicable	Not Applicable
280 Park Avenue	Compliance	2020
New York, NY 10017	Officer

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963)	President and Since 2018	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967)	Treasurer, Chief Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Financial
San Mateo, CA 94403-1906	Officer, and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Co-	since 2009 and
San Mateo, CA 94403-1906	Secretary	Co-Secretary
since
2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971)	Chief Executive Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Not Applicable
Not Applicable
Navid J. Tofigh (1972)	Vice President Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960)	Vice President Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Thomas Walsh (1961)	Vice President Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964)	Vice President	Vice President	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Co-	since 2011 and
Fort Lauderdale, FL 33301-1923	Secretary	Co-Secretary
since
2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust. Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms.

Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the

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F R A N K L IN TAX - FREE TRUST

Fund's Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

(each a Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited

F R A N K L IN TA X - FREE TRUS T

to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v)whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management's explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management's continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is

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FRANKL IN TAX-FREE TRUST SHAREHOLDE R INFORMATIO N

part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager's parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT's commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund's performance results is below.

Franklin Alabama Tax-Free Income Fund and Franklin Georgia Tax-Free Income Fund - The Performance Universe for each Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Board noted that the Funds' annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds' annualized total returns for the three- and five- year periods were below the medians of their respective Performance Universes, but for the one-and 10-year periods were above the medians of their respective Performance Universes. Given the Funds' income-oriented investment objectives, the Board concluded that the Funds' performance was satisfactory.

Franklin Florida Tax-Free Income Fund and Franklin North Carolina Tax-Free Income Fund - The Performance Universe for each Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Board noted that the Funds' annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds' annualized total returns for the one-, three-, five- and 10-year periods were below the medians of their respective Performance Universes. Given the Funds' income-oriented investment objectives, the Board concluded that the Funds' performance was satisfactory.

Franklin Kentucky Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. Given the Fund's income-oriented investment objective, the Board concluded that the Fund's performance was satisfactory.

Franklin Louisiana Tax-Free Income Fund - The Perfor- mance Universe for the Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Board noted that the Fund's annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund's performance was satisfactory.

Franklin Maryland Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional Maryland municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the three- and five- year periods was below the median of its Performance Universe, but for the one- and 10-year periods was equal to the median of its Performance Universe. Given the Fund's income-oriented investment objective, the Board concluded that the Fund's performance was satisfactory.

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FRANKL IN TAX-FREE TRUS T SHAREHOLDE R INFORMATIO N

Franklin Missouri Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the three-year period was below the median of its Performance Universe, but for the one-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund's performance was satisfactory.

Franklin Virginia Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional Virginia municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the one-, three-, and five-year periods was below the median of its Performance Universe, but for the 10-year period was equal to the median of its Performance Universe. Given the Fund's income-oriented investment objective, the Board concluded that the Fund's performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund's actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of

comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 for each Fund and for Class A shares for each other fund in the applicable Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund and Franklin Louisiana Tax-Free Income Fund - The Expense Group for each Fund included the Fund and nine other "other states" municipal debt funds. The Board noted that the Management Rates for the Funds were equal to the medians of their respective Expense Groups, but their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable.

Franklin Kentucky Tax-Free Income Fund - The Expense Group for this Fund included the Fund and nine other "other states" municipal debt funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were slightly above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Maryland Tax-Free Income Fund - The Expense Group for the Fund included the Fund, one Virginia municipal debt fund, one Massachusetts municipal debt fund, six New York municipal debt funds, four California municipal debt funds, two Pennsylvania municipal debt funds, one New Jersey municipal debt fund and two "other states" municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund's Management Rate was less than one basis point higher than the median of its Expense Group.

Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund - The Expense Group for each of the Franklin Missouri Tax-Free Income Fund and Franklin North Carolina Tax-Free Income Fund included the Fund and nine other "other states" municipal debt funds. The Franklin Virginia Tax-Free Income Fund included the Fund, two other Virginia municipal debt funds, two Minnesota municipal debt

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FRANKL IN TAX-FREE TRUST SHAREHOLDE R INFORMATIO N

funds, one Massachusetts municipal debt fund, seven New York municipal debt funds, one California municipal debt fund, two Pennsylvania municipal debt funds, one New Jersey municipal debt fund and one "other states" municipal debt fund. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT's US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds' profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds' Board with respect to the profitability analysis.

The Board noted management's belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management's expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund's management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund's shareholders by reducing the Fund's effective management fees as the Fund grows in size. The Board considered the Manager's view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Franklin Alabama Tax-Free Income Fund and Franklin Kentucky Tax-Free Income Fund do not have asset sizes that would likely enable the Funds to achieve economies of scale and that each other Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund's management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio

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FRANKL IN TAX-FREE TRUS T

SHAREHOLDE R INFORMATIO N

securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and

Prospectuses

You will receive each Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "house- holding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.		TF2 A 04/20

Item 2. Code of Ethics.

(a)The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)N/A

(d)N/A

(f)Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)The audit committee financial expert is Mary C. Choksi, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $833,662 for the fiscal year ended February 29, 2020 and $843,959 for the fiscal year ended February 28, 2019.

(b)Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph

(a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $10,000 for the fiscal year ended February 29, 2020 and $15,000 for the fiscal year ended February 28, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $10,032 for the fiscal year ended February 29, 2020 and $9,865 for the fiscal year ended February 28, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $190,144 for the fiscal year ended February 29, 2020 and $16,500 for the fiscal year ended February 28, 2019. The services for which these fees were paid included professional fees in connection with determining the feasibility of a U.S. direct lending structure, valuation services related to a fair value engagement, for the issuance of an Auditor's Certificate for South Korean regulatory shareholders disclosures, benchmarking services in connection with the ICI TA Survey and assets under management certification.

(e)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)pre-approval of all audit and audit related services;

(ii)pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs

(ii)and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of

(ii)through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)No disclosures are required by this Item 4(f).

(g)The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $210,176 for the fiscal year ended February 29, 2020 and $41,365 for the fiscal year ended February 28, 2019.

(h)The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.		N/A
Item 6.	Schedule of Investments.	N/A
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies.		N/A
Item 8.	Portfolio Managers of Closed-End Management Investment
Companies.		N/A
Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.		N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)Changes in Internal Controls. There have been no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end

Management Investment Company.	N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By S\MATTHEW T. HINKLE_______________________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE_______________________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date April 30, 2020

By S\GASTON GARDEY______________________

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date April 30, 2020